CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Depositor

CSFB Mortgage-Backed Pass-Through Certificates,

Series 2004-AR8

$[1,362,173,599] (Approximate)

Expected Investor Settlement Date:  August [31], 2004

TERM SHEET ~ Version 2.0

August 9, 2004

DLJ Mortgage Capital, Inc.

Seller

Washington Mutual Mortgage Securities Corp.

Seller and Servicer

Select Portfolio Servicing, Inc.

GreenPoint Mortgage Funding, Inc.

Wells Fargo Home Mortgage, Inc.

Servicers

Wilshire Credit Corporation

Special Servicer

Wells Fargo Bank, N.A.

Master Servicer, Trust Administrator and Back-up Servicer

U.S. Bank National Association

Trustee

Credit Suisse First Boston LLC

Underwriter

CSFB 2004-AR8

 August 9, 2004

TERM SHEET

 (212) 538-3831

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston LLC.  Neither the Issuer of the Certificates, the Depositor, nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information addresses only certain aspects of the applicable Certificates’ characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the Certificates.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the Certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Certificates discussed in this communication has not been filed with the Securities and Exchange Commission.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the Certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Certificates discussed in this communication for definitive Information on any matter discussed in this communication.

Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston LLC trading desk at (212) 538-3831.

CSFB Mortgage-Backed Pass-Through Certificates, Series 2004-AR8

$[1,362,173,599] (Approximate)

Offered Certificates

Class	Original Balance (+/-5%)	Initial Coupon (%)	Avg. Life Call/Mat. (Years)1	Prin. Window Call / Mat. (Months)2	Type	Pricing Speed and Assumption	Proj. Net Margin3	W.A. MTR	Exp’d Rating4
1-A-1	$[96,600,000.00]	[4.8421]5	[1.83 / 1.83]	[1-35 / 1-35]	Sen/WAC/PT	25 CPB	[2.004]%	[34]	AAA/Aaa
2-A-1	$[187,020,000.00]	[4.6770]6	[2.45 / 2.45]	[1-58 / 1-60]	Sen/WAC/PT	25 CPB	[2.307]%	[58]	AAA/Aaa
3-A-1	$[57,280,000.00]	[3.1703]7	[3.72 / 4.10]	[1-117 / 1-360]	Sen/WAC/PT	20 CPR	[1.580]%	[5]	AAA/Aaa
4-A-1	$[46,120,000.00]	[4.8059]8	[2.42 / 2.74]	[1-58 / 1-83]	Sen/WAC/PT	25 CPB	[2.023]%	[81]	AAA/Aaa
5-A-1	$[86,600,000.00]	[4.2921]9	[1.70 / 1.70]	[1-34 / 1-34]	Sen/WAC/PT	25 CPB	[1.947]%	[31]	AAA/Aaa
6-A-1	$[179,580,000.00]	[4.7862]10	[2.43 / 2.43]	[1-58 / 1-59]	Sen/WAC/PT	25 CPB	[2.009]%	[58]	AAA/Aaa
7-A-1	$[68,500,000.00]	[4.1164]11	[2.45 / 2.45]	[1-58 / 1-58]	Sen/WAC/PT	25 CPB	[1.829]%	[58]	AAA/Aaa
8-A-1	$[239,000,000.00]	[TBD]12	[2.28 / 2.47]	[1-76 / 1-161]	Sen/Floater	30 CPR	[2.77844]%	[31]	AAA/Aaa
8-A-2	$[138,000,000.00]	[TBD]13	[2.29 / 2.51]	[1-76 / 1-169]	Sen/Floater	30 CPR	[2.7784]%	[31]	AAA/Aaa
8-A-3	$[75,000,000.00]	[TBD]14	[1.30 / 1.30]	[1-42 / 1-42]	Sen/Floater	30 CPR	[2.7784]%	[31]	AAA/Aaa
8-A-4	$[25,000,000.00]	[TBD]15	[5.27 / 6.14]	[42-76 / 42-169]	Sen/Floater	30 CPR	[2.7784]%	[31]	AAA/Aaa
8-A-5	$[50,250,000.00]	[TBD]16	[2.32 / 2.54]	[1-76 / 1-165]	Sen/Floater	30 CPR	[2.7784]%	[31]	AAA/Aaa
AR	$[50.00]	[TBD]17	[TBD]	[TBD]	Sen/Residual	[NA]	[NA]	[TBD]	AAA/NR
AR-L	$[50.00]	[TBD]18	[TBD]	[TBD]	Sen/Residual	[NA]	[NA]	[TBD]	AAA/NR

Information is preliminary and subject to final collateral, rating agency approval and legal review.  The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties, which may vary from the actual characteristics of the final collateral.  Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.  Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

1 The weighted average lives with respect to the Group 1, Group 2, Group 4, Group 5, Group 6 and Group 7 Certificates, will be calculated to ‘Call’ as the earlier of the 10% optional termination, assuming all loans pay down on their first reset date; and to ‘Maturity’ assuming all loans pay down on their first reset date; in both cases assuming the Pricing Speed and Assumptions stated above.

2 The principal windows with respect to the Group 1, Group 2, Group 4, Group 5, Group 6 and Group 7 Certificates, will be calculated to ‘Call’ as the earlier of the 10% optional termination, assuming all loans pay down on their reset date; and to ‘Maturity’ assuming all loans pay down on their first reset date; in both cases assuming the Pricing Speed and Assumptions stated above.

3 Based on weighted average information on the assumed collateral as of the Cut-off Date.

4 The Group 1, Group 2, Group 3, Group 4, Group 5, Group 6, Group 7 and Group 8 Certificates (as defined herein, and other than the Class AR and Class AR-L) are expected to be rated by Standard & Poor's Ratings Services (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”).  The Class AR and Class AR-L Certificates are expected to be rated by S&P.

5 The initial pass-through rate on the Class 1-A-1 Certificates is expected to be approximately [4.8421]% per annum.  After the first distribution date, the per annum pass-through rate on the Class 1-A-1 Certificates will equal the weighted average of the net interest rates on the group 1 mortgage loans (30/360 accrual basis, 24 day delay).

6  The initial pass-through rate on the Class 2-A-1 Certificates is expected to be approximately [4.6770]% per annum.  After the first distribution date, the per annum pass-through rate on the Class 2-A-1 Certificates will equal the weighted average of the net interest rates on the group 2 mortgage loans (30/360 accrual basis, 24 day delay).

7The initial pass-through rate on the Class 3-A-1 Certificates is expected to be approximately [3.1703]% per annum.  After the first distribution date, the per annum pass-through rate on the Class 3-A-1 Certificates will equal the weighted average of the net interest rates on the group 3 mortgage loans per annum (30/360 accrual basis, 24 day delay).

8The initial pass-through rate on the Class 4-A-1 Certificates is expected to be approximately [4.8059]% per annum.  After the first distribution date, the per annum pass-through rate on the Class 4-A-1 Certificates will equal the weighted average of the net interest rates on the group 4 mortgage loans per annum (30/360 accrual basis, 24 day delay).

9The initial pass-through rate on the Class 5-A-1 Certificates is expected to be approximately [4.2921]% per annum.  After the first distribution date, the per annum pass-through rate on the Class 5-A-1 Certificates will equal the weighted average of the net interest rates on the group 5 mortgage loans minus [0.02%] per annum (30/360 accrual basis, 24 day delay).

10The initial pass-through rate on the Class 6-A-1 Certificates is expected to be approximately [4.7862]% per annum.  After the first distribution date, the per annum pass-through rate on the Class 6-A-1 Certificates will equal the weighted average of the net interest rates on the group 6 mortgage loans minus [0.02%] per annum (30/360 accrual basis, 24 day delay).

11The initial pass-through rate on the Class 7-A-1 Certificates is expected to be approximately [4.1164]% per annum.  After the first distribution date, the per annum pass-through rate on the Class 7-A-1 Certificates will equal the weighted average of the net interest rates on the group 7 mortgage loans per annum (30/360 accrual basis, 24 day delay).

12The initial pass-through rate on the Class 8-A-1 Certificates is expected to be approximately [TBD]% per annum.  After the first distribution date, the per annum pass-through rate on the Class 8-A-1 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group 8 net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay).  After the optional termination date for the group 8A, group 8B and group 8C mortgage loans the Class 8-A-1 certificate margin will increase to [TBD]%.

13The initial pass-through rate on the Class 8-A-2 Certificates is expected to be approximately [TBD]% per annum.  After the first distribution date, the per annum pass-through rate on the Class 8-A-2 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group 8 net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay).  After the optional termination date for the group 8A, group 8B and group 8C mortgage loans the Class 8-A-2 certificate margin will increase to [TBD]%.

14The initial pass-through rate on the Class 8-A-3 Certificates is expected to be approximately [TBD]% per annum.  After the first distribution date, the per annum pass-through rate on the Class 8-A-3 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group 8 net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay).  After the optional termination date for the group 8A, group 8B and group 8C mortgage loans the Class 8-A-3 certificate margin will increase to [TBD]%.

15The initial pass-through rate on the Class 8-A-4 Certificates is expected to be approximately [TBD]% per annum.  After the first distribution date, the per annum pass-through rate on the Class 8-A-4 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group 8 net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay).  After the optional termination date for the group 8A, group 8B and group 8C mortgage loans the Class 8-A-4 certificate margin will increase to [TBD]%.

16The initial pass-through rate on the Class 8-A-5 Certificates is expected to be approximately [TBD]% per annum.  After the first distribution date, the per annum pass-through rate on the Class 8-A-5 Certificates will equal the least of (i) the sum of six-month LIBOR for that distribution date plus [TBD]%, (ii) the group 8 net funds cap, and (iii) [9.375]% (ACT/360, 0 day delay); in each case subject to a 1%periodic interest rate cap.  The first rate adjustment date after the optional termination date for the group 8A, group 8B and group 8C mortgage loans the Class 8-A-5 certificate margin will increase to [TBD]%.

17The initial pass-through rate on the Class AR Certificates and Class AR-L Certificates is expected to be approximately [TBD]% per annum.  After the first distribution date, the per annum pass-through rate on the Class AR Certificates and Class AR-L Certificates will equal the weighted average of the net interest rates on the group 1 mortgage loans (30/360 accrual basis, 24 day delay).

CSFB Mortgage-Backed Pass-Through Certificates, Series 2004-AR8

Offered Certificates (cont.)

Class	Original Balance (+/-5%)	Initial Coupon (%)	Avg. Life Call / Mat. (Years)1	Prin. Window Call / Mat. (Months)2	Type	Pricing Speed and Assumption	Proj. Net Margin3	W.A. MTR	Exp’d Rating4
8-M-1	$[30,340,000.00]	[TBD]5	[4.38/4.69]	[38-76/38-117]	Sub/Floater	30 CPR	[2.7784]%	[31]	[AA]/[Aa2]
8-M-2	[$11,270,000.00]	[TBD]6	[4.32/4.41]	[37-76/37-91]	Sub/Floater	30 CPR	[2.7784]%	[31]	[A]/[A2]
8-M-3	$[6,070,000.00]	[TBD]7	[3.96/3.96]	[37-70/37-70]	Sub/Floater	30 CPR	[2.7784]%	[31]	[BBB+]/[Baa2]
8-M-4	$[2,883,599.00]	[TBD]8	[3.23/3.23]	[37-48/37-48]	Sub/Floater	30 CPR	[2.7784]%	[31]	[BBB+]/[Baa3]
C-B-1	$[TBD]	[TBD]9	[TBD]	[TBD]	Sub/WAC/PT	25 CPB	[TBD]%	[TBD]	[AA]/[Aa2]
C-B-2	$[TBD]	[TBD]9	[TBD]	[TBD]	Sub/WAC/PT	25 CPB	[TBD]%	[TBD]	[A]/[A2]
C-B-3	$[TBD]	[TBD]9	[TBD]	[TBD]	Sub/WAC/PT	25 CPB	[TBD]%	[TBD]	[BBB]/[Baa2]

Non-Offered Certificates

Class	Original Balance (+/-5%)	Initial Coupon (%)	Avg. Life Call / Mat. (Years)1	Prin. Window Call / Mat. (Months)2	Type	Pricing Speed and Assumption	Proj. Net Margin3	W.A. MTR	Exp’d Rating4
C-B-4	$[TBD]	[TBD]9	[TBD]	[TBD]	Sub/WAC/PT	25 CPR	[TBD]%	[TBD]	[BB]/[Ba3]
C-B-5	$[TBD]	[TBD]9	[TBD]	[TBD]	Sub/WAC/PT	25 CPR	[TBD]%	[TBD]	[B]/[NR]
C-B-6	$[TBD]	[TBD]9	[TBD]	[TBD]	Sub/WAC/PT	25 CPR	[TBD]%	[TBD]	NR/NR
8-X	$[0.00]	N/A	N/A	N/A	Residual	N/A	N/A	N/A	NR/NR

Information is preliminary and subject to final collateral, rating agency approval and legal review.  The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties, which may vary from the actual characteristics of the final collateral.  Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.  Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

1The weighted average lives with respect to the Class C-B Certificates will be calculated to ‘Call’ as the earlier of the 10% optional termination, assuming all loans pay down on their first reset date; and to ‘Maturity’ assuming all loans pay down on their first reset date; in both cases assuming the Pricing Speed and Assumptions stated above.

2 The principal windows with respect to the Class C-B Certificates will be calculated to ‘Call’ as the earlier of the 10% optional termination, assuming all loans pay down on their first reset date; and to ‘Maturity’ assuming all loans pay down on their first reset date; in both cases assuming the Pricing Speed and Assumptions stated above.

3 Based on weighted average information on the assumed collateral as of the Cut-off Date.

4 The Group 8 Subordinate Certificates and the Class C-B Certificates (each as defined herein, and other than the Class C-B-6 Certificates) may be rated by one or both rating agencies.

5 The initial pass-through rate on the Class 8-M-1 Certificates is expected to be approximately [TBD]% per annum.  After the first distribution date, the per annum pass-through rate on the Class 8-M-1 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group 8 net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay).  After the optional termination date for the group 8A, group 8B and group 8C mortgage loans the Class 8-M-1 certificate margin will increase to [TBD]%.

6 The initial pass-through rate on the Class 8-M-2 Certificates is expected to be approximately [TBD]% per annum.  After the first distribution date, the per annum pass-through rate on the Class 8-M-2 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group 8 net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay).  After the optional termination date for the group 8A, group 8B and group 8C mortgage loans the Class 8-M-2 certificate margin will increase to [TBD]%.

7 The initial pass-through rate on the Class 8-M-3 Certificates is expected to be approximately [TBD]% per annum.  After the first distribution date, the per annum pass-through rate on the Class 8-M-3 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group 8 net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay).  After the optional termination date for the group 8A, group 8B and group 8C mortgage loans the Class 8-M-3 certificate margin will increase to [TBD]%.

8 The initial pass-through rate on the Class 8-M-4 Certificates is expected to be approximately [TBD]% per annum.  After the first distribution date, the per annum pass-through rate on the Class 8-M-4 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group 8 net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay).  After the optional termination date for the group 8A, group 8B and group 8C mortgage loans the Class 8-M-4 certificate margin will increase to [TBD]%.

9 The initial pass-through rate on the Class C-B Certificates is expected to be approximately [TBD]% per annum.  After the first distribution date, the per annum pass-through rate on the Class C-B Certificates will equal the weighted average of the net interest rates on the group 1, group 2, group 3, group 4, group 5, group 6 and group 7 mortgage loans (less [0.02]% for the group 5 and group 6 mortgage loans), as further described in the prospectus supplement (30/360 accrual basis, 24 day delay).

I.

SUMMARY

Title of series	CSFB Mortgage-Backed Pass-Through Certificates, Series 2004-AR8.
Depositor	Credit Suisse First Boston Mortgage Securities Corp.
Sellers	DLJ Mortgage Capital, Inc. and Washington Mutual Mortgage Securities Corp. (“WMMSC”).
Servicers	Select Portfolio Servicing, Inc. (“SPS”) (see “SPS servicing risk” herein), Greenpoint Mortgage Funding, Inc., Wells Fargo Home Mortgage, Inc. and WMMSC.
Back-up Servicer	Wells Fargo Bank, N.A. (only with respect to the SPS-serviced mortgage loans).
Special Servicer	Wilshire Credit Corporation.
Master Servicer	Wells Fargo Bank, N.A. (other than with respect to the mortgage loans serviced by WMMSC).
Trustee	U.S. Bank National Association.
Trust Administrator	Wells Fargo Bank, N.A.
Mortgage pool

[5,099] adjustable-rate mortgage loans with an aggregate principal balance of approximately $[1,370,880,594.14] as of the cut-off date, secured by first liens on one- to four-family residential properties. Generally, after the initial fixed rate period, the interest rate and payment for the mortgage loans adjust semi-annually or annually based on an index plus a margin.  The mortgage pool consists of ten groups of mortgage loans.  Groups 1 and 5 are each generally comprised of mortgage loans with an initial fixed rate period of 2 or 3 years, Groups 2, 6 and 7 are each generally comprised of mortgage loans with an initial fixed rate period of 5 years, Group 3 is generally comprised of mortgage loans with an initial fixed period of six months, Group 4 is generally comprised of mortgage loans with an initial fixed period of 7 years, Groups 8A and 8B are each generally comprised of mortgage loans with an initial fixed rate period of 1, 2, 3 or 5 years, and Group 8C is generally comprised of mortgage loans with an initial fixed rate period of six months and 1 year.

Designation	Number of Mortgage Loans	Cut-off Date Principal Balance
Group 1	[288]	$[106,154,651.34]
Group 2	[378]	$[205,511,977.30]
Group 3	[250]	$[62,941,211.33]
Group 4	[192]	$[50,680,120.15]
Group 5	[477]	$[95,169,887.97]
Group 6	[976]	$[197,339,398.47]
Group 7	[134]	$[75,269,748.52]
Group 8A	[1,407]	$[262,317,868.16]
Group 8B	[791]	$[260,335,415.06]
Group 8C	[206]	$[55,160,315.85]

Approximately [87.98]%, [79.42]%, [95.24]%, [36.23]%, [59.76]%, [52.31]%, [77.83]%, [40.45]%, [40.63]% and [93.85]% of the groups 1, 2, 3, 4, 5, 6, 7, 8A, 8B and 8C mortgage loans, respectively, do not provide for any payments of principal prior to their first adjustment date, or, with respect to certain groups 1, 5, 8A, 8B and 8C mortgage loans, five years from the date of origination, or, with respect to certain groups 1, 2, 3, 4, 5, 6, 8A, 8B and 8C mortgage loans, ten years from the date of origination.

Information contained herein reflects the August 1, 2004 cut-off date scheduled balances. Collateral information contained herein is indicative.  On the closing date, the aggregate principal balance of the mortgage loans in loan groups 1, 2, 3, 4, 5, 6, 7, 8A, 8B and 8C, along with any amounts on deposit in the prefunding account, will equal the aggregate principal balance of the Groups 1, 2, 3, 4, 5, 6, 7 and 8 Certificates and the Class C-B Certificates.  For further collateral information, see “Collateral Summary” and “Collateral Details” herein.

[Prefunding Amount]	Approximately [10%].
[Capitalized Interest Account]	[TBD]
Cut-off date	August 1, 2004.
Closing date	On or about August 27, 2004.
Investor settlement date	On or about August 31, 2004.
Distribution dates	On the 25th day of each month, or if the 25th day is not a business day, on the succeeding business day beginning in September 2004.
Scheduled final distribution date	The distribution date in September 2034. The actual final distribution date could be substantially earlier.
Maturity date	September 25, 2034.
Offered certificates

Class 1-A-1, Class AR and Class AR-L Certificates (the “Group 1 Certificates”),

Class 2-A-1 Certificates (the “Group 2 Certificates”),

Class 3-A-1 Certificates (the “Group 3 Certificates”),

Class 4-A-1 Certificates (the “Group 4 Certificates”),

Class 5-A-1 Certificates (the “Group 5 Certificates”),.

Class 6-A-1 Certificates (the “Group 6 Certificates”),

Class 7-A-1 Certificates (the “Group 7 Certificates”),

Class 8-A-1, Class 8-A-2, Class 8-A-3, Class 8-A-4 and Class 8-A-5 Certificates (the “Group 8 Senior Certificates”),

Class 8-M-1, Class 8-M-2, Class 8-M-3 and Class 8-M-4 Certificates (the “Group 8 Subordinate Certificates,” and together with the Group 8 Senior Certificates and the Class 8-X Certificates, the “Group 8 Certificates”),

The Group 1 Certificates, Group 2 Certificates, Group 3 Certificates, Group 4 Certificates, Group 5 Certificates, Group 6 Certificates, Group 7 Certificates and Group 8 Senior Certificates (together, the “Senior Certificates”),

Class C-B-1, Class C-B-2 and Class C-B-3 (together with the Senior Certificates and the Group 8 Subordinate Certificates, the “Offered Certificates”).

Privately offered certificates	Class C-B-4, Class C-B-5 and Class C-B-6 Certificates (together with the Class C-B-1, Class C-B-2 and Class C-B-3 Certificates, the “Class C-B Certificates”) and the Class 8-X Certificates.
Form of offered certificates	The Offered Certificates, other than the Class AR and Class AR-L Certificates, will be book-entry certificates. The Class AR and Class AR-L Certificates will be physical certificates.
Minimum denominations

The Offered Certificates, other than the Class AR and Class AR-L Certificates, will be issued in minimum denominations (by principal balance) of $25,000 and integral multiples of $1 in excess thereof.  The Class AR and Class AR-L Certificates will be issued in minimum percentage interests of 20%.

Accrual periods

For any distribution date and any class of Offered Certificates, other than the Group 8 Certificates, the calendar month immediately preceding that distribution date, on the basis of a 360-day year consisting of twelve 30-day months.  For any distribution date and the Group 98 Certificates, the period commencing on the immediately preceding distribution date (or the closing date, in the case of the first accrual period) and ending on the day immediately preceding the related distribution date, on the basis of a 360-day year and the actual number of days elapsed in each accrual period.

Delay days	For any distribution date and any class of Offered Certificates other than the Group 8 Certificates, 24 days. For any distribution date and the Group 98 Certificates, 0 days.
Optional termination

On any distribution date on which the aggregate outstanding stated principal balance of the group 1, group 2, group 3, group 4, group 5, group 6 and group 7 mortgage loans is less than or equal to 10% of its aggregate principal balance as of the cut-off date, [TBD] may, but will not be required to, purchase from the trust all remaining group 1, group 2, group 3, group 4, group 5, group 6 and group 7 mortgage loans, thereby causing an early retirement of and a principal prepayment on the Group 1, Group 2, Group 3, Group 4, Group 5, Group 6, Group 7 and Class C-B Certificates.

On any distribution date on which the aggregate outstanding stated principal balance of the group 8A, group 8B and group 8C mortgage loans is less than or equal to 10% of its aggregate principal balance as of the cut-off date, [TBD] may, but will not be required to, purchase from the trust all remaining group 8A, group 8B and group 8C mortgage loans, thereby causing an early retirement of and a principal prepayment on the Group 8 Certificates.

Ratings

The Offered Certificates are expected to be rated by Moody’s Investors Service, Inc. (“Moody’s) and/or Standard & Poor’s Ratings Services (“S&P”), with the ratings indicated in the table on page 2 above.  Certain of the Class C-B Certificates may be rated by Moody’s and/or S&P.

ERISA considerations

The offered certificates, other than the Class AR and Class AR-L Certificates, may be eligible for purchase by transferees acting for, or on behalf of, employee benefit plans or other retirement arrangements that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or to Section 4975 of the Internal Revenue Code of 1986, as amended, subject to certain considerations described in the prospectus supplement.  Sales of the Class AR and Class AR-L Certificates to such plans or retirement arrangements are prohibited, except as described in the prospectus supplement.

Federal income tax consequences

For federal income tax purposes, the depositor will cause multiple separate real estate mortgage investment conduit (“REMIC”) elections to be made with respect to the trust (exclusive of the assets held in the basis risk reserve fund).  The Offered Certificates, other than the Class AR and Class AR-L Certificates, will represent ownership of regular interests in the upper tier REMIC.  These certificates will generally be treated as representing ownership of debt for federal income tax purposes.  Holders of these certificates will be required to include as income all interest and original issue discount, if any, on such certificates in accordance with the accrual method of accounting, regardless of the certificateholders’ usual methods of accounting.  In addition, the Group 98 Certificates, other than the Class 8-X Certificates, will be treated as having a right to receive certain payments from the related basis risk reserve fund.  For federal income tax purposes, the Class AR-L Certificates will represent ownership of the residual interests in the lower-tier REMICs, which will hold the mortgage loans, and the Class AR Certificates will represent ownership of the residual interest in each remaining REMIC.

Legal investment

When issued, the Offered Certificates, other than the Class 8-M-2, Class 8-M-3, Class 8-M-4, Class C-B-2 and Class C-B-3 Certificates, will be “mortgage related securities” for purposes of the Secondary Mortgage Market Enhancement Act of 1984 (“SMMEA”).  You should consult your legal advisors in determining whether and to what extent the Offered Certificates constitute legal investments for you.

Principal and interest advancing

Each servicer (or if a servicer, other than WMMSC, fails to make an advance, the master servicer), will make cash advances with respect to delinquent scheduled payments of principal and interest on any mortgage loan serviced by it, to the extent they are deemed recoverable.

Compensating interest	Each servicer will provide compensating interest for prepayment interest shortfalls only to the extent described in the prospectus supplement.
Servicing transfer

It is anticipated that on or about November 1, 2004, the servicing function for all or a portion of the mortgage loans serviced by SPS will be transferred to a successor servicer that meets the requirements of a successor servicer in the pooling and servicing agreement.

SPS servicing risk

Fairbanks changed its name to “Select Portfolio Servicing, Inc.:” on June 30, 2004

On May 7, 2004, S&P announced that it had raised SPS’ residential subprime and residential special servicer rankings from “Below Average” (where they had been placed on April 30, 2003) to “Average” with a “Stable” outlook.

On April 28, 2004, Moody’s announced that it had raised SPS’ Servicer Quality ratings as a Primary Servicer of residential subprime mortgage loans and as a special servicer from “SQ4” (“Below Average”) (where they had been placed on May 5, 2003), to “SQ3” (Average).

On March 1, 2004, Fitch announced that it had removed SPS’ servicer ratings from Rating Watch Negative, where SPS was placed on October 8, 2003, and reaffirmed its ratings announced in June 2003: residential primary servicer ratings for subprime and home equity of “RPS3-”, an Alt-A primary servicer rating of “RPS3” and a special servicer rating of “RSS3”.

On May 18, 2004, the United States District Court for the District of Massachusetts entered its final approval of the settlement of approximately 40 putative class action cases and made permanent its December 10, 2003 injunction that has the effect of staying all litigation against SPS relating to the claims addressed by the settlement agreement.  The injunction excludes counterclaims and defenses that might arise out of foreclosure proceedings that SPS initiates and individuals who excluded themselves from the settlement to pursue individual claims for relief.  The settlement contemplates that plaintiff’s redress would come, in part, from the redress fund established in connection with SPS’ settlement with the FTC and HUD described below.

On November 12, 2003, SPS announced that it had entered into a final settlement agreement with the FTC and HUD to resolve issues raised during their review of SPS’ servicing practices.  As part of the settlement, SPS agreed to pay to the FTC the amount of $40 million for the creation of a redress fund for the benefit of consumers harmed allegedly by SPS and to implement certain practices on a prospective basis.

On January 2, 2003, a putative class action was filed in a West Virginia state court against SPS and one of its external foreclosure attorneys in West Virginia. Plaintiffs alleged that certain of SPS’ fees violated provisions of the West Virginia Code. Plaintiffs sought an injunction, declaratory relief, actual damages, civil penalties, punitive damages, attorneys’ fees, and other relief against SPS. On January 7, 2003, the state court granted plaintiffs’ motion for a temporary restraining order, enjoining foreclosure proceedings on approximately 200 mortgage loans in the State of West Virginia.

On September 30, 2003, SPS entered into a stipulation with the West Virginia plaintiffs whereby SPS, without admitting any liability, agreed to pay $969,401 to resolve the damage claims of the plaintiffs, $291,666 in fees and costs for plaintiffs’ counsel, and $5,600 for administration of the settlement. On May 5, 2004, the court held a subsequent hearing and entered an order approving the settlement.

In addition to the damages settlement, SPS and the West Virginia plaintiffs have addressed the injunctive relief aspects of the case. Under the settlement, SPS may resume foreclosure activities in West Virginia, subject to certain restrictions. West Virginia loans that were in one of two specific categories (i.e., real estate owned or foreclosure) as of January 7, 2003 will be reviewed by a three-person panel, including a representative of SPS, to resolve any customer disputes that may exist regarding charges assessed by SPS on such customer’s accounts and/or SPS’ right to foreclose. In addition, on May 13, 2004, the West Virginia Supreme Court accepted a petition to certify certain questions regarding foreclosure procedure. A hearing will be held in late 2004, which, depending on whether and how the Court answers these questions, may impact the activities of SPS and other servicers in that state with respect to foreclosures and loan workouts.

In April 2004, SPS entered into consent agreements with Florida regulatory agencies, which provide for provisions similar to those contained in the consent order entered into with the FTC and HUD. While not admitting any liability, SPS agreed to refund certain amounts to Florida consumers identified by the regulators.

In June 2004, SPS entered into a consent agreement with Michigan regulatory agencies, which provides for provisions similar to those contained in the consent order entered into with the FTC and HUD. While not admitting any liability, SPS agreed to refund certain amounts to Michigan consumers.

SPS has experienced an increased level of scrutiny from various state regulatory agencies and a few states have conducted or commenced formal investigations.  A few agencies have taken the position that notwithstanding the amount available under the FTC redress fund, such agencies would seek to ensure that the consumers residing in those states receive relief without regard to the relief available under the FTC redress funds.  If those state regulatory agencies persist in their desire to have amounts paid to consumers who reside in those states regardless of the establishment of the FTC fund, it is unlikely that SPS will be able to pay amounts in addition to the amounts to be paid to fund the FTC redress fund.  As a result, those agencies might elect to bring administrative or other actions against SPS seeking to require such refunds, the imposition of monetary penalties and/or revocation of SPS’ license to conduct its servicing activities in that state. SPS has informed the depositor that due to this current and potential future adverse event, future income from its operations may be impacted negatively.

 SPS has informed the depositor that Fannie Mae continues to review its servicing practices and procedures.  SPS has also informed the depositor that Fannie Mae has given it no indication that it will be able to add additional Fannie Mae-owned loans to its servicing or subservicing portfolio after September 2004.  There can be no assurance that Fannie Mae’s continuing review or the results thereof will not have a significant adverse effect on SPS, its status as a Fannie Mae-approved seller/servicer, or its financial condition.

 The occurrence of one or more of the foregoing events could lead to a transfer of SPS’ servicing responsibilities which, in turn, could result in delays in distributions on the offered certificates and/or losses on the offered certificates.  In addition, such developments could result in SPS’ insolvency or bankruptcy, and there can be no assurance, in the event of a bankruptcy proceeding, that SPS could reorganize successfully in bankruptcy.

II.

CREDIT ENHANCEMENT (Groups 1 – 7)

Subordination

The Group 1, Group 2, Group 3, Group 4, Group 5, Group 6 and Group 7 Certificates will receive distributions of interest and principal before the Class C-B Certificates are entitled to receive distributions of interest or principal.  The Class C-B Certificates absorb most losses, in reverse order of principal priority, on the group 1, 2, 3, 4, 5, 6 and 7 mortgage loans prior to the Group 1, Group 2, Group 3, Group 4, Group 5, Group 6 and Group 7 Certificates.

NOTE:  The Class C-B Certificates represent interests in the group 1, 2, 3, 4, 5, 6 and 7 mortgage loans; consequently, the Class C-B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the mortgage loans in any of these groups.

Group 1 - 7 credit enhancement percentages

For any distribution date, the fraction, expressed as a percentage, the numerator of which is the sum of the aggregate class principal balance of the Class C-B Certificates after giving effect to payments on such distribution date, and the denominator of which is the aggregate loan group balance for group 1, 2, 3, 4, 5, 6 and 7 mortgage loans for such distribution date.

Initial Group 1-7 Credit Enhancement Percentages:

Class	Approximate Expected Initial Credit Enhancement* (%)
Senior Certificates	[9.00]**
C-B-1	[TBA]
C-B-2	[TBA]
C-B-3	[TBA]
C-B-4	[TBA]
C-B-5	[TBA]
C-B-6	[TBA]

*Based on collateral cut-off balance.

**Subject to a +/- 0.50% variance

Shifting of interests

Except as described below, the Group 1, Group 2, Group 3, Group 4, Group 5, Group 6 and Group 7 Certificates will receive 100% of principal prepayments received on the mortgage loans in the related loan group until the [seventh] anniversary of the first distribution date.  During the next four years, the senior certificates will generally receive a disproportionately large, but decreasing, share of principal prepayments.  This will result in a quicker return of principal to these senior certificates and increases the likelihood that holders of these certificates will be paid the full amount of principal to which they are entitled.

If the subordinate percentage before the third anniversary of the first distribution date is greater than or equal to twice the subordinate percentage as of the closing date (and certain other rating agency collateral performance requirements are satisfied), then the subordinate classes will receive 50% of their pro rata share of principal prepayments.  If the subordinate percentage on or after the third anniversary of the first distribution date is greater than or equal to twice the subordinate percentage as of the closing date (and certain rating agency collateral performance requirements are satisfied), then the subordinate classes will receive their pro rata share of principal prepayments.

Cross-collateralization

In certain limited circumstances, principal and interest collected from any of the loan group 1, 2, 3, 4, 5, 6 and 7 mortgage loans may be used to pay principal or interest, or both, to the senior certificates unrelated to that loan group.

Coverage for excess losses

The Class C-B Certificates will provide limited protection to the classes of certificates of higher relative priority against special hazard losses, bankruptcy losses and fraud losses in excess of certain amounts, as described in the prospectus supplement.

Note:  The Class C-B Certificates are allocated losses from mortgage loans in loan groups 1, 2, 3, 4, 5, 6 and 7; consequently, disproportionately high special hazard, bankruptcy or fraud losses experienced by one loan group could adversely impact protection to unrelated Group 1, Group 2, Group 3, Group 4, Group 5, Group 6 and Group 7 Certificates for these types of losses.

CREDIT ENHANCEMENT (GROUPS 8A, 8B AND 8C)

Overcollateralization

The group 8A, group 8B and group 8C mortgage loans bear interest each month in an amount that in the aggregate is expected to exceed the amount needed to pay monthly interest on the Group 8 Certificates and certain related trust expenses.  This excess interest will be applied to pay principal on the Group 8 Certificates (other than the Class 8-X Certificates) in order to create and maintain the required level of overcollateralization.  The overcollateralization will be available to absorb losses on the group 8A, group 8B and group 8C mortgage loans.  The required level of overcollateralization may increase or decrease over time.  We cannot assure you that sufficient interest will be generated by the group 8A, group 8B and group 8C mortgage loans to create and maintain the required level of overcollateralization or to absorb losses on the group 8A, group 8B and group 8C mortgage loans.

Overcollateralization amount

For any distribution date will be equal to the amount, if any, by which (x) the aggregate loan balance of the group 8A, group 8B and group 8C mortgage loans for such distribution date exceeds (y) the aggregate class principal balance of the Group 8 Certificates after giving effect to payments on such distribution date.

Initial overcollateralization	As of the closing date, the overcollateralization amount will be equal to $[0.00].
Targeted overcollateralization amount

For any distribution date prior to the stepdown date, approximately [0.55]% of the aggregate loan balance of the group 8A, group 8B and group 8C mortgage loans as of the cut-off date.  For any distribution date on or after the stepdown date and with respect to which a trigger event is not in effect, the greater of (a) [1.10]% of the aggregate loan balance of the group 8A, group 8B and group 8C mortgage loans for such distribution date, or (b) [0.50]% of the aggregate loan balance of the group 8A, group 8B and group 8C mortgage loans as of the cut-off date.  For any distribution date on or after the stepdown date with respect to which a trigger event is in effect and is continuing, the targeted overcollateralization amount for the distribution date immediately preceding such distribution date.

Stepdown date

The later to occur of (a) the distribution date in [July September 2007], and (b) the first distribution date on which the senior enhancement percentage is equal to or greater than two times the initial credit enhancement percentage for the Group 8 Senior Certificates.

Group 8 credit enhancement percentage

Initial Group 8 Credit Enhancement Percentages:

Class	Approximate Expected Initial Credit Enhancement* (%)	Approximate Expected Initial Target Credit Enhancement* (%)	Approximate Expected Final Target Credit Enhancement** (%)
8-A	[8.75]	[9.30]	[18.60]
8-M-1	[3.50]	[4.05]	[8.10]
8-M-2	[1.55]	[2.10]	[4.20]
8-M-3	[0.50]	[1.05]	[2.10]
8-M-4	[0.00]	[0.55]	[1.10]

*Prior to the stepdown date, based on collateral cut-off balance.
**After stepdown date, based on current pool balance.

Note: Class 8-A represents the aggregate balance of the Class 8-A-1, Class 8-A-2, Class 8-A-3, Class 8-A-4 and Class 8-A-5 Certificates.

Trigger event

A trigger event will occur for any distribution date if either (i) the average of the delinquency rates for each of the three (or one and two, in the case of the first and second distribution dates) immediately preceding months as of the last day of the related collection period equals or exceeds [TBD]% or (ii) the cumulative realized losses as a percentage of the original aggregate collateral balance on the closing date for such distribution date is greater than the percentage set forth below:

Range of Distribution Dates

Cumulative Loss Percentage

September 2007 – August 2008

[TBD]%

September 2008 – August 2009

[TBD]%

September 2009 – August 2010

[TBD]%

September 2010 – August 2011

[TBD]%

September 2011 and thereafter

[TBD]%

Delinquency rate

With respect to any distribution date, the fraction, expressed as a percentage, the numerator of which is the aggregate loan balance of the group 8A, group 8B and group 8C mortgage loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance of the group 8A, group 8B and group 8C mortgage loans as of the close of business on the last day of such month.

Subordination

The Group 8 Senior Certificates will have a payment priority over the Group 8
Subordinate Certificates.  Each class of Group 8 Subordinate Certificates will be subordinate to each other class of subordinate certificates with a higher payment priority.

Losses on the groups 8A, 8B and 8C mortgage loans will first reduce the available excess interest and then reduce the overcollateralization amount.  If there is no overcollateralization at that time, losses on the mortgage loans will be allocated to the Group 8 Subordinate Certificates, in the reverse order of their priority of payment, until the principal amount of all classes of Group 8 Subordinate Certificates are reduced to zero.

Cross-collateralization

In certain limited circumstances, principal and interest collected from any of the loan groups 8A, 8B or 8C mortgage loans may be used to pay principal or interest, or both, to the Group 8 Senior Certificates unrelated to that loan group.  In addition, each month, certain monthly interest payments equal to the product of a) one twelfth of 0.02% and b) the preceding Group 5 and Group 6 collateral balance will be allocated to group 8 available funds, thereby increasing available excess interest.  These interest payments will be added to the group 8 available funds concurrently with interest distributions being made on the Group 5 and Group 6 Certificates.

III.  DISTRIBUTIONS (Groups 1 - 7)

Available distribution amount

For any distribution date and each of the group 1, 2, 3, 4, 5, 6 and 7 mortgage loans, the sum of: (i) scheduled payments and advances on the related mortgage loans, net of related servicing, trustee, and insurance fees, as applicable; (ii) insurance and liquidation proceeds, net of unreimbursed liquidation expenses; (iii) principal prepayments received during the related prepayment period, excluding prepayment penalties; (iv) amounts received in respect of a repurchase by the related seller, or a purchase by a holder of a subordinate certificate or by the special servicer, as provided in the pooling and servicing agreement, net of advances previously made and other amounts as to which the trustee, the trust administrator, a servicer or the master servicer is entitled to be reimbursed; (v)  compensating interest; (vi) recoveries; and (vii) any amount paid in connection with an optional termination, up to the amount of the par value for the related group.

Priority of distributions

Distributions will in general be made to the extent of the available funds for the related loan group in the order and priority as follows:

1.  First, to the related senior certificates, pro-rata, accrued and unpaid interest at their respective pass-through rates on their respective class principal balances.

2.  Second, to the related senior certificates, as principal, the related senior principal distribution amount as described below under the heading “Distributions of principal,”

3.  Third, to each class of Class C-B Certificates, interest and then principal in increasing order of numerical class designation, and

4.  Fourth, to the Class AR or Class AR-L Certificates, as appropriate, the remainder (which is expected to be zero).

Distribution of principal

On each distribution date, an amount up to the Group 1 senior principal distribution amount for that distribution date will be distributed as principal pro rata to the Class AR Certificates and Class AR-L Certificates until their respective class principal balances are reduced to zero, and then to the Class 1-A-1 Certificates, until its class principal balance has been reduced to zero.

On each distribution date, an amount up to the Group 2 senior principal distribution amount for that distribution date will be distributed as principal to the Class 2-A-1 Certificates, until its class principal balance has been reduced to zero.

On each distribution date, an amount up to the Group 3 senior principal distribution amount for that distribution date will be distributed as principal to the Class 3-A-1 Certificates, until its class principal balance has been reduced to zero.

On each distribution date, an amount up to the Group 4 senior principal distribution amount for that distribution date will be distributed as principal to the Class 4-A-1 Certificates, until its class principal balance has been reduced to zero.

On each distribution date, an amount up to the Group 5 senior principal distribution amount for that distribution date will be distributed as principal to the Class 5-A-1 Certificates, until its class principal balance has been reduced to zero.

On each distribution date, an amount up to the Group 6 senior principal distribution amount for that distribution date will be distributed as principal to the Class 6-A-1 Certificates, until its class principal balance has been reduced to zero.

On each distribution date, an amount up to the Group 7 senior principal distribution amount for that distribution date will be distributed as principal to the Class 7-A-1 Certificates, until its class principal balance has been reduced to zero.

On each distribution date, an amount, up to the amount of the subordinate principal distribution amount for that distribution date, will be distributed as principal, to the Class C-B Certificates, to the extent of the aggregate available funds remaining after distribution of interest and principal to the related Senior Certificates.  Each class of Class C-B Certificates will be entitled to receive its pro rata share, based on its respective Class Principal Balance, of the subordinate principal distribution amount.  Distributions of principal to the subordinate certificates will be made on each distribution date sequentially in the order of their numerical class designation, beginning with the Class C-B-1 Certificates, until each class of subordinate certificates has received its respective pro rata share of the subordinate principal distribution amount for that distribution date.

 IV.

DISTRIBUTIONS (Groups 8A, 8B  and 8C)

Interest remittance amount

For any distribution date and the related loan group, the sum of (i) scheduled interest payments (other than payaheads) and advances on the mortgage loans in the related loan group for the related collection period, the interest portion of payaheads previously received and intended for application in the related collection period and the interest portion of all payoffs (net of payoff interest for such distribution date) and curtailments received on the mortgage loans during the related prepayment period, less (x) the applicable expense fees with respect to such mortgage loans and (y) unreimbursed advances and other amounts due to the master servicer, the applicable servicer and the trust administrator with respect to such mortgage loans, to the extent allocable to interest, (ii) compensating interest, (iii) the portion of any substitution adjustment amount and purchase price paid with respect to such mortgage loans during the related collection period, in each case allocable to interest and amounts paid in connection with an optional termination, up to the amount of the interest portion of the par value for the related loan group, (iv) net liquidation proceeds (net of unreimbursed advances, servicing advances and other expenses, to the extent allocable to interest, and unpaid expense fees) collected with respect to the mortgage loans in the related loan group during the related collection period, to the extent allocable to interest and (v) excess interest provided by group 56 and group 67 as described under the heading “Cross-collateralization” above.

Distributions of interest

The pass-through rate for each class of Group 8 Certificates, other than the Class 8-A-5 and 8-X Certificates, for each distribution date is a per annum rate equal to the least of (i) the sum of the one-month LIBOR for that distribution date plus the related certificate margin, (ii) the applicable Group 8 net funds cap, and (iii) [11.00]%.  The pass-through rate for the Class 8-A-5 Certificates, for each distribution date is a per annum rate equal to the least of (i) the sum of the six-month LIBOR for that distribution date plus the related certificate margin, (ii) the applicable Group 8 net funds cap, and (iii) [9.375]%.

The amount of interest payable on each distribution date in respect of each class of Group 8 Certificates, other than the Class 8-X Certificates, will equal the sum of (1) current interest for such class on such date and (2) any carryforward interest for such class and date.

With respect to each distribution date, to the extent that a basis risk shortfall exists for any class of Group 8 Certificates, other than the Class 8-X Certificates, such class will be entitled to the amount of such basis risk shortfall, in accordance with the priority of  payments described herein and from available amounts on deposit in the basis risk reserve fund.  The source of funds on deposit in the basis risk reserve fund will be limited to an initial deposit of $5,000 and amounts that would otherwise be paid on the Class 8-X Certificates.

On each distribution date, the interest remittance amount for such date will be paid in the following order of priority:

(1) from the interest remittance amount for loan groups 8A, 8B and 8C, to the Group 8 Senior Certificates, pro rata based on amounts due, current interest and any carryforward interest for such class and such distribution date, provided that (a) amounts distributed to the Class 8-A-1 Certificates will reduce the interest remittance amount for loan group 8A before any reduction to the interest remittance amount for loan group 8B and loan group 8C in respect of such distribution, (b) amounts distributed to the Class 8-A-2, Class 8-A-3 and Class 8-A-4 Certificates will reduce the interest remittance amount for loan group 89B before any reduction to the interest remittance amount for loan group 8A and loan group 8C in respect of such distributions and (c) amounts distributed to the Class 8-A-5, Certificates will reduce the interest remittance amount for loan group 8C before any reduction to the interest remittance amount for loan group 8A and loan group 8B in respect of such distributions;

(2) first, from the interest remittance amount for loan group 8C,  then from the interest remittance amount for loan group 8B, and then from the interest remittance amount for the loan group 8A to the Class 8-M-1 Certificates, current interest and any carryforward interest for such class and such distribution date;

(3) first, from the interest remittance amount for loan group 8C, then from the interest remittance amount for loan group 8B, and then from the interest remittance amount for the loan group 8A to the Class 8-M-2 Certificates, current interest and any carryforward interest for such class and such distribution date;

(4) first, from the interest remittance amount for loan group 8C,  then from the interest remittance amount for loan group 8B, and then from the interest remittance amount for the loan group 8A, to the Class 8-M-3 Certificates, current interest and any carryforward interest for such class and such distribution date;

(5) first, from the interest remittance amount for loan group 8C,  then from the interest remittance amount for loan group 8B, and then from the interest remittance amount for the loan group 8A to the Class 8-M-4 Certificates, current interest and any carryforward interest for such class and such distribution date;

(6) for application as part of monthly excess cashflow for such distribution date, as described below, any interest remittance amount remaining after application pursuant to clauses (1) through (5) above for such distribution date.

Principal remittance amount

For any distribution date and the related loan group, the sum of (i) scheduled principal payments (other than payaheads) and advances on the mortgage loans in the related loan group, net of unreimbursed advances, servicing advances and other amounts due to the servicers, the trustee, the master servicer and the trust administrator with respect to the mortgage loans in the related loan group (to the extent allocable to principal), and the principal portion of payaheads previously received and intended for application in the related collection period, (ii) principal prepayments received during the related prepayment period, (iii) amounts received in respect of a repurchase by the related seller, or a purchase by a holder of a subordinate certificate or by the special servicer, as provided in the pooling and servicing agreement, net of advances previously made and other amounts as to which the trustee, the trust administrator, a servicer or the master servicer is entitled to be reimbursed, (iv)  amounts paid in connection with an optional termination, up to the amount of the par value for the related loan group, (v) the portion of any substitution adjustment amount paid with respect to any deleted mortgage loans during the related collection period allocable to principal and (vi) net liquidation proceeds (net of unreimbursed advances, servicing advances and other expenses, to the extent allocable to principal) and recoveries, if any, collected with respect to the mortgage loans in the related loan group during the related collection period, to the extent allocable to principal.

Overcollateralization release amount

For any distribution date will be equal to the lesser of (x) the principal remittance amount for such distribution date and (y) the amount, if any, by which (1) the overcollateralization amount for such date, calculated for this purpose on the basis of the assumption that 100% of the aggregate of the principal remittance amount for such date is applied on such date in reduction of the aggregate of the class principal balances of the Group 8 Certificates, exceeds (2) the targeted overcollateralization amount for such date.

Group 8A allocation amount

For any distribution date, the product of the senior principal payment amount for that distribution date and a fraction the numerator of which is the principal remittance amount derived from loan group 8A and the denominator of which is the principal remittance amount, in each case for that distribution date.

Group 8B allocation amount

For any distribution date, the product of the senior principal payment amount for that distribution date and a fraction the numerator of which is the principal remittance amount derived from loan group 8B and the denominator of which is the principal remittance amount, in each case for that distribution date.

Group 8C allocation amount

For any distribution date, the product of the senior principal payment amount for that distribution date and a fraction the numerator of which is the principal remittance amount derived from loan group 8C and the denominator of which is the principal remittance amount, in each case for that distribution date.

Senior principal payment amount

For any distribution date on or after the stepdown date and as long as a trigger event has not occurred with respect to such distribution date, will be the amount, if any, by which (x) the class principal balance of the Group 8 Senior Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) approximately [81.40]% and (ii) the aggregate loan balance of the groups 8A, 8B and 8C mortgage loans for such distribution date and (B) the amount, if any, by which (i) the aggregate loan balance of the groups 8A, 8B and 8C mortgage loans for such distribution date exceeds (ii) [0.50]% of the aggregate loan balance of the groups 8A,  8B and 8C mortgage loans as of the cut-off date.

Class 8-M-1 principal payment amount

For any distribution date on or after the stepdown date and as long as a trigger event has not occurred with respect to such distribution date, will be the amount, if any, by which (x) the sum of (i) the class principal balances of the Group 8 Senior Certificates, in each case, after giving effect to payments on such distribution date and (ii) the class principal balance of the Class 8-M-1 Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) [91.90]% and (ii) the aggregate loan group balance for loan groups 8A, 8B and 8C for such distribution date and (B) the amount, if any, by which (i) the aggregate loan group balance for loan groups 8A, 8B and 8C for such distribution date exceeds (ii) [0.50]% of the aggregate loan group balance for loan groups 8A, 8B and 8C as of the cut-off date.

Class 8-M-2 principal payment amount

For any distribution date on or after the stepdown date and as long as a trigger event has not occurred with respect to such distribution date, will be the amount, if any, by which (x) the sum of (i) the class principal balances of the Group 8 Senior Certificates and the Class 8-M-1 Certificates, in each case, after giving effect to payments on such distribution date and (ii) the class principal balance of the Class 8-M-2 Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) [95.80]% and (ii) the aggregate loan group balance for loan groups 8A, 8B and 8C for such distribution date and (B) the amount, if any, by which (i) the aggregate loan group balance for loan groups 8A, 8B and 8C for such distribution date exceeds (ii) [0.50]% of the aggregate loan group balance for loan groups 8A, 8B and 8C as of the cut-off date.

Class 8-M-3 principal payment amount

For any distribution date on or after the stepdown date and as long as a trigger event has not occurred with respect to such distribution date, will be the amount, if any, by which (x) the sum of (i) the class principal balances of the Group 8 Senior Certificates, the Class 8-M-1 Certificates and the Class 8-M-2 Certificates, in each case, after giving effect to payments on such distribution date and (ii) the class principal balance of the Class 8-M-3 Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) [97.90]% and (ii) the aggregate loan group balance for loan groups 8A, 8B and 8C for such distribution date and (B) the amount, if any, by which (i) the aggregate loan group balance for loan groups 8A, 8B and 8C for such distribution date exceeds (ii) [0.50]% of the aggregate loan group balance for loan groups 8A, 8B and 8C as of the cut-off date.

Class 8-M-4 principal payment amount

For any distribution date on or after the stepdown date and as long as a trigger event has not occurred with respect to such distribution date, will be the amount, if any, by which (x) the sum of (i) the class principal balances of the Group 8 Senior Certificates, the Class 8-M-1 Certificates, the Class 8-M-2 Certificates and the Class 8-M-3 Certificates, in each case, after giving effect to payments on such distribution date and (ii) the class principal balance of the Class 8-M-4 Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) [98.90]% and (ii) the aggregate loan group balance for loan groups 8A, 8B and 8C for such distribution date and (B) the amount, if any, by which (i) the aggregate loan group balance for loan groups 8A, 8B and 8C for such distribution date exceeds (ii) [0.50]% of the aggregate loan group balance for loan groups 8A, 8B and 8C as of the cut-off date.

Distributions of principal

The principal payment amount will be paid on each distribution date as follows:

I.  On each distribution date (a) prior to the stepdown date or (b) with respect to which a trigger event is in effect, the principal payment amount will be paid in the following order of priority:

i)(a) from the principal remittance amount for loan group 8A, sequentially, first (x) to the Class 8-A-1 Certificates, until its class principal balance is reduced to zero, and then (y) pro rata to the remaining Group 8 Senior Certificates, based on the then outstanding principal balance (or in the case of the Classes 8-A-2, 8-A-3 and Class 8-A-4 the aggregated outstanding principal balance) of such classes after taking into account principal distributions of the related loan group, until their class principal balances are reduced to zero; ensuring however that approximately [TBD]% of the related principal amount is paid to the Class 8-A-2 Certificates and approximately [TBD]% of the related principal amount is paid, sequentially, to the Class 8-A-3, Class 8-A-4,

(b) from the principal remittance amount for loan group 8B, sequentially, first (x) approximately [TBD]% to the Class 8-A-2 Certificates, until its class principal balance is reduced to zero, and approximately [TBD]%, sequentially, to the Class 8-A-3 and Class 8-A-4 Certificates, in that order, until their respective class principal balances are reduced to zero, and then (y) pro rata to the remaining Group 8 Senior Certificates, based on the then outstanding principal balance of such classes after taking into account principal distributions of the related loan group, until their class principal balances are reduced to zero,

(c) from the principal remittance amount for loan group 8C, sequentially, first (x) to the Class 8-A-5 Certificates, until its class principal balance is reduced to zero, and then (y) pro rata to the remaining Group 8 Senior Certificates, based on the then outstanding principal balance (or in the case of the Classes 8-A-2, 8-A-3 and Class 8-A-4 the aggregated outstanding principal balance) of such classes after taking into account principal distributions of the related loan group, until their class principal balances are reduced to zero; ensuring however that approximately [TBD]% of the related principal amount is paid to the Class 8-A-2 Certificates and approximately [TBD]% of the related principal amount is paid, sequentially, to the Class 8-A-3, Class 8-A-4;  and

ii)  to the Class 8-M-1 Certificates, until its class principal balance has been reduced to zero;

iii)  to the Class 8-M-2 Certificates, until its class principal balance has been reduced to zero;

 iv)  to the Class 8-M-3 Certificates, until its class principal balance has been reduced to zero;

v)  to the Class 8-M-4 Certificates, until its class principal balance has been reduced to zero; and

vi)  for application as part of monthly excess cashflow for such distribution date, as described below, any such principal payment amount remaining after application pursuant to clauses (i) through (v) above.

II.  On each distribution date (a) on or after the stepdown date and (b) with respect to which a trigger event is not in effect, the principal payment amount will be paid in the following order of priority:

i) (a) from the principal remittance amount for loan group 8A, sequentially, first (x) to the Class 8-A-1 Certificates, until its class principal balance is reduced to zero, and then (y) pro rata to the remaining Group 8 Senior Certificates, based on the then outstanding principal balance (or in the case of the Classes 8-A-2, 8-A-3 and Class 8-A-4 the aggregated outstanding principal balance) of such classes after taking into account principal distributions of the related loan group, the Group 8A allocation amount, until their class principal balances are reduced to zero; ensuring however that approximately [TBD]% of the related principal amount is paid to the Class 8-A-2 Certificates and approximately [TBD]% of the related principal amount is paid, sequentially, to the Class 8-A-3, Class 8-A-4,

 (b) from the principal remittance amount for loan group 8B, sequentially, first (x) approximately [TBD]% to the Class 8-A-2 Certificates, until its class principal balance is reduced to zero, and approximately [TBD]%, sequentially, to the Class 8-A-3 and Class 8-A-4 Certificates, in that order, the Group 8B allocation amount, until their respective class principal balances are reduced to zero, and then (y) pro rata to the remaining Group 8 Senior Certificates, based on the then outstanding principal balance of such classes after taking into account principal distributions of the related loan group, until their class principal balances are reduced to zero,

(c) from the principal remittance amount for loan group 8C, sequentially, first (x) to the Class 8-A-5 Certificates, until its class principal balance is reduced to zero, and then (y) pro rata to the remaining Group 8 Senior Certificates, based on the then outstanding principal balance (or in the case of the Classes 8-A-2, 8-A-3 and Class 8-A-4 the aggregated outstanding principal balance) of such classes after taking into account principal distributions of the related loan group, the Group 8C allocation amount, until their class principal balances are reduced to zero; ensuring however that approximately [TBD]% of the related principal amount is paid to the Class 8-A-2 Certificates and approximately [TBD]% of the related principal amount is paid, sequentially, to the Class 8-A-3, Class 8-A-4; and

ii) to the Class 8-M-1 Certificates, the Class 8-M-1 principal payment amount for such distribution date, until its class principal balance has been reduced to zero;

iii) to the Class 8-M-2 Certificates, the Class 8-M-2 principal payment amount for such distribution date, until its class principal balance has been reduced to zero;

iv) to the Class 8-M-3 Certificates, the Class 8-M-3 principal payment amount for such distribution date, until its class principal balance has been reduced to zero;

v) to the Class 8-M-4 Certificates, the Class 8-M-4 principal payment amount for such distribution date, until its class principal balance has been reduced to zero; and

vi) for application as part of monthly excess cashflow for such distribution date, as described below, any such principal payment amount remaining after application pursuant to clauses (i) through (v) above.

Group 8A excess interest amount

For any distribution date, the product of the amount of monthly excess interest required to be distributed on that distribution date to reach the required level of overcollateralization and a fraction the numerator of which is the principal remittance amount derived from loan group 8A and the denominator of which is the principal remittance amount for loan groups 8A, 8B and 8C in each case for that distribution date.

Group 8B excess interest amount

For any distribution date, the product of the amount of monthly excess interest required to be distributed on that distribution date to reach the required level of overcollateralization and a fraction the numerator of which is the principal remittance amount derived from loan group 8B and the denominator of which is the principal remittance amount for loan groups 8A, 8B and 8C, in each case for that distribution date.

Group 8C excess interest amount

For any distribution date, the product of the amount of monthly excess interest required to be distributed on that distribution date to reach the required level of overcollateralization and a fraction the numerator of which is the principal remittance amount derived from loan group 8C and the denominator of which is the principal remittance amount for loan groups 8A, 8B and 8C, in each case for that distribution date.

Distribution of monthly excess cashflow

On each distribution date, monthly excess cashflow will be distributed in the following order of priority:

1) A) until the aggregate class principal balance of the Group 8 Certificates equals the aggregate loan balance of the groups 8A, 8B and 8C mortgage loans for such distribution date minus the targeted overcollateralization amount for such date, on each distribution date (a) prior to the stepdown date or (b) with respect to which a trigger event is in effect, to the extent of monthly excess interest for such distribution date, to the Group 8 Certificates, in the following order of priority:

i)(a) from the principal remittance amount for loan group 8A, sequentially, first (x) to the Class 8-A-1 Certificates, until its class principal balance is reduced to zero, and then (y) pro rata to the remaining Group 8 Senior Certificates, based on the then outstanding principal balance (or in the case of the Classes 8-A-2, 8-A-3 and Class 8-A-4 the aggregated outstanding principal balance) of such classes after taking into account principal distributions of the related loan group, the Group 8A excess amount, until their class principal balances are reduced to zero; ensuring however that approximately [TBD]% of the related principal amount is paid to the Class 8-A-2 Certificates and approximately [TBD]% of the related principal amount is paid, sequentially, to the Class 8-A-3, Class 8-A-4,

(b) from the principal remittance amount for loan group 8B, sequentially, first (x) approximately [TBD]% to the Class 8-A-2 Certificates, until its class principal balance is reduced to zero, and approximately [TBD]%, sequentially, to the Class 8-A-3 and Class 8-A-4 Certificates, in that order, the Group 8B excess interest amount, until their respective class principal balances are reduced to zero, and then (y) pro rata to the remaining Group 8 Senior Certificates, based on the then outstanding principal balance of such classes after taking into account principal distributions of the related loan group, until their class principal balances are reduced to zero,

(c) from the principal remittance amount for loan group 8C, sequentially, first (x) to the Class 8-A-5 Certificates, until its class principal balance is reduced to zero, and then (y) pro rata to the remaining Group 8 Senior Certificates, based on the then outstanding principal balance (or in the case of the Classes 8-A-2, 8-A-3 and Class 8-A-4 the aggregated outstanding principal balance) of such classes after taking into account principal distributions of the related loan group, the Group 8C excess interest amount, until their class principal balances are reduced to zero; ensuring however that approximately [TBD]% of the related principal amount is paid to the Class 8-A-2 Certificates and approximately [TBD]% of the related principal amount is paid, sequentially, to the Class 8-A-3, Class 8-A-4; and

ii) to the Class 8-M-1 Certificates, until its class principal balance has been reduced to zero;

iii) to the Class 8-M-2 Certificates, until its class principal balance has been reduced to zero; and

iv) to the Class 8-M-3 Certificates, until its class principal balance has been reduced to zero;

 v) to the Class 8-M-4 Certificates, until its class principal balance has been reduced to zero; and

(B) on each distribution date on or after the stepdown date and with respect to which a trigger event is not in effect, to fund any principal distributions required to be made on such distribution date as set forth above, after giving effect to the distribution of the principal payment amount for such date, in accordance with the priorities set forth above;

2) to the Class 8-M-1 Certificates, any deferred amount for such class;

3) to the Class 8-M-2 Certificates, any deferred amount for such class;

4) to the Class 8-M-3 Certificates, any deferred amount for such class;

5) to the Class 8-M-4 Certificates, any deferred amount for such class;

6) to the Class 8-A-1, Class 8-A-2, Class 8-A-3, Class 8-A-4, and Class 8-A-5 Certificates, any basis risk shortfall for such class

7) to the Class 8-M-1 Certificates, any basis risk shortfall for such class;

8) to the Class 8-M-2 Certificates, any basis risk shortfall for such class;

9) to the Class 8-M-3 Certificates, any basis risk shortfall for such class;

10) to the Class 8-M-4 Certificates, any basis risk shortfall for such class;

11) to the basis risk reserve fund, any amounts required pursuant to the pooling and servicing agreement to be deposited therein;

12) to the Class 8-X Certificates, the amount distributable thereon pursuant to the pooling and servicing agreement; and

13) to the Class AR and AR-L Certificates, any remaining amount (no payments are expected to be made to the Class AR Certificates under this clause).

Group 8 net funds caps

The annual pass-through rates on each Class of the Group 8 Certificates (other than the Class 8-X Certificates) are subject to the net funds caps.

On any distribution date, the Group 8, 8A, 8B and 8C net funds caps will each equal (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the related optimal interest remittance amount for such date and (2) 12, and the denominator of which is the aggregate loan balance of the mortgage loans in the related loan group(s) for the immediately preceding distribution date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding accrual period.

On any distribution date, if the current interest rate (calculated on the basis of the lesser of (x) one-month LIBOR, or in the case of the Class 8-A-5 Certificates, six-month LIBOR, plus the applicable certificate margin and (y) the maximum interest rate) on any Class of Group 8 Certificates (other than the Class 8-X Certificates) is limited by the related net funds cap, such difference will constitute a basis risk shortfall.

Schedules of the Group 8, 8A, 8B and 8C net funds caps are included in this document.

V.  BOND PROFILES

GROUP 1, 2, 4, 5, 6 AND 7 BOND PROFILES TO CALL*:

GROUP 1, 2, 4, 5, 6 AND 7 BOND PROFILES TO CALL*:
Pricing Speed	15 CPB	20 CPB	22 CPB	25 CPB	27 CPB	30 CPB	35 CPB	40 CPB	45 CPB	50 CPB

1-A-1	Run to the 10% Call (CPB)
WAL**	2.18	2.00	1.93	1.83	1.77	1.68	1.53	1.39	1.26	1.14
PrincipA1l Window Begin	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04
PrincipA1l Window End	Jul-07	Jul-07	Jul-07	Jul-07	Jul-07	Jul-07	Jul-07	Jul-07	Jul-07	Jul-07
PrincipA1l # Months	35	35	35	35	35	35	35	35	35	35

2-A-1	Run to the 10% Call (CPB)
WAL**	3.19	2.80	2.66	2.45	2.33	2.15	1.83	1.54	1.32	1.16
PrincipA1l Window Begin	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04
PrincipA1l Window End	Jun-09	Jun-09	Jun-09	Jun-09	Jun-09	Jun-09	Jan-09	May-08	Oct-07	Jul-07
PrincipA1l # Months	58	58	58	58	58	58	53	45	38	35

4-A-1	Run to the 10% Call (CPB)
WAL**	3.15	2.76	2.62	2.42	2.30	2.12	1.81	1.53	1.31	1.15
PrincipA1l Window Begin	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04
PrincipA1l Window End	Jun-09	Jun-09	Jun-09	Jun-09	Jun-09	Jun-09	Jan-09	May-08	Oct-07	Jul-07
PrincipA1l # Months	58	58	58	58	58	58	53	45	38	35

5-A-1	Run to the 10% Call (CPB)
WAL**	2.00	1.85	1.79	1.70	1.65	1.56	1.44	1.32	1.20	1.10
PrincipA1l Window Begin	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04
PrincipA1l Window End	Jun-07	Jun-07	Jun-07	Jun-07	Jun-07	Jun-07	Jun-07	Jun-07	Jun-07	Jun-07
PrincipA1l # Months	34	34	34	34	34	34	34	34	34	34

6-A-1	Run to the 10% Call (CPB)
WAL**	3.16	2.77	2.63	2.43	2.31	2.13	1.82	1.53	1.31	1.15
PrincipA1l Window Begin	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04
PrincipA1l Window End	Jun-09	Jun-09	Jun-09	Jun-09	Jun-09	Jun-09	Jan-09	May-08	Oct-07	Jul-07
PrincipA1l # Months	58	58	58	58	58	58	53	45	38	35

7-A-1	Run to the 10% Call (CPB)
WAL**	3.19	2.79	2.65	2.45	2.32	2.15	1.83	1.54	1.32	1.16
PrincipA1l Window Begin	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04
PrincipA1l Window End	Jun-09	Jun-09	Jun-09	Jun-09	Jun-09	Jun-09	Jan-09	May-08	Oct-07	Jul-07
PrincipA1l # Months	58	58	58	58	58	58	53	45	38	35

*Assumes

1 Month LIBOR:

1.5200

6 Month LIBOR:

1.9400

1 Year LIBOR:

2.3500

1 Year CMT:

2.0300

**WAL’s calculated from the settlement date assuming a 30/360 basis.

BOND PROFILES (Cont.)

GROUP 1, 2, 4, 5, 6 AND 7 BOND PROFILES TO MATURITY*:

Pricing Speed	15 CPB	20 CPB	22 CPB	25 CPB	27 CPB	30 CPB	35 CPB	40 CPB	45 CPB	50 CPB

1-A-1	Run to Maturity (CPB)
WAL**	2.18	2.00	1.93	1.83	1.77	1.68	1.53	1.39	1.26	1.14
PrincipA1l Window Begin	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04
PrincipA1l Window End	Jul-07	Jul-07	Jul-07	Jul-07	Jul-07	Jul-07	Jul-07	Jul-07	Jul-07	Jul-07
PrincipA1l # Months	35	35	35	35	35	35	35	35	35	35

2-A-1	Run to Maturity (CPB)
WAL**	3.19	2.80	2.66	2.45	2.33	2.15	1.87	1.64	1.44	1.26
PrincipA1l Window Begin	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04
PrincipA1l Window End	Aug-09	Aug-09	Aug-09	Aug-09	Aug-09	Aug-09	Aug-09	Aug-09	Aug-09	Aug-09
PrincipA1l # Months	60	60	60	60	60	60	60	60	60	60

4-A-1	Run to Maturity (CPB)
WAL**	3.80	3.22	3.02	2.74	2.57	2.33	1.99	1.70	1.47	1.27
PrincipA1l Window Begin	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04
PrincipA1l Window End	Jul-11	Jul-11	Jul-11	Jul-11	Jul-11	Jul-11	Jul-11	Jul-11	Jul-11	Jul-11
PrincipA1l # Months	83	83	83	83	83	83	83	83	83	83

5-A-1	Run to Maturity (CPB)
WAL**	2.00	1.85	1.79	1.70	1.65	1.56	1.44	1.32	1.20	1.10
PrincipA1l Window Begin	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04
PrincipA1l Window End	Jun-07	Jun-07	Jun-07	Jun-07	Jun-07	Jun-07	Jun-07	Jun-07	Jun-07	Jun-07
PrincipA1l # Months	34	34	34	34	34	34	34	34	34	34

6-A-1	Run to Maturity (CPB)
WAL**	3.16	2.77	2.63	2.43	2.31	2.13	1.86	1.63	1.43	1.25
PrincipA1l Window Begin	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04
PrincipA1l Window End	Jul-09	Jul-09	Jul-09	Jul-09	Jul-09	Jul-09	Jul-09	Jul-09	Jul-09	Jul-09
PrincipA1l # Months	59	59	59	59	59	59	59	59	59	59

7-A-1	Run to Maturity (CPB)
WAL**	3.19	2.79	2.65	2.45	2.32	2.15	1.87	1.64	1.44	1.26
PrincipA1l Window Begin	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04
PrincipA1l Window End	Jun-09	Jun-09	Jun-09	Jun-09	Jun-09	Jun-09	Jun-09	Jun-09	Jun-09	Jun-09
PrincipA1l # Months	58	58	58	58	58	58	58	58	58	58

*Assumes

1 Month LIBOR:

1.5200

6 Month LIBOR:

1.9400

1 Year LIBOR:

2.3500

1 Year CMT:

2.0300

**WAL’s calculated from the settlement date assuming a 30/360 basis.

BOND PROFILES (Cont.)

GROUP 3 BOND PROFILES TO CALL AND MATURITY*:

Pricing Speed	15 CPR	18 CPR	20 CPR	22 CPR	25 CPR	30 CPR	35 CPR	40 CPR	45 CPR	50 CPR

3A1	Run to 10% Call (CPR)
WAL**	5.01	4.16	3.72	3.35	2.90	2.33	1.93	1.62	1.38	1.19
Principal Window Begin	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04
Principal Window End	May-17	May-15	May-14	Jun-13	May-12	Dec-10	Dec-09	Feb-09	Jun-08	Dec-07
Principal # Months	153	129	117	106	93	76	64	54	46	40

3A1	Run to Maturity (CPR)
WAL**	5.46	4.58	4.10	3.70	3.20	2.57	2.12	1.78	1.51	1.29
Principal Window Begin	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04
Principal Window End	Aug-34	Aug-34	Aug-34	Aug-34	Aug-34	Aug-34	Aug-34	Aug-34	Aug-34	Aug-34
Principal # Months	360	360	360	360	360	360	360	360	360	360

*Assumes

1 Month LIBOR:

1.5200

6 Month LIBOR:

1.9400

1 Year LIBOR:

2.3500

1 Year CMT:

2.0300

**WAL’s calculated from the settlement date assuming a 30/360 basis.

BOND PROFILES (Cont.)

GROUP 8 SENIOR CERTIFICATE PROFILES TO CALL*:

Pricing Speed	15 CPR	20 CPR	25 CPR	28 CPR	30 CPR	32 CPR	35 CPR	40 CPR	45 CPR	50 CPR

8-A-1	Run to the 10% Call
WAL**	4.72	3.56	2.81	2.47	2.28	2.10	1.87	1.56	1.30	1.10
Principal Window Begin	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04
Principal Window End	Apr-17	Apr-14	Apr-12	Jun-11	Dec-10	Jun-10	Nov-09	Feb-09	Jun-08	Dec-07
Principal # Months	152	116	92	82	76	70	63	54	46	40

8-A-2	Run to the 10% Call
WAL**	4.75	3.58	2.82	2.49	2.29	2.11	1.88	1.57	1.30	1.11
Principal Window Begin	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04
Principal Window End	Apr-17	Apr-14	Apr-12	Jun-11	Dec-10	Jun-10	Nov-09	Feb-09	Jun-08	Dec-07
Principal # Months	152	116	92	82	76	70	63	54	46	40

8-A-3	Run to the 10% Call
WAL**	2.78	2.08	1.63	1.42	1.30	1.20	1.08	0.92	0.79	0.69
Principal Window Begin	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04
Principal Window End	Nov-11	Feb-10	Dec-08	Jun-08	Feb-08	Jul-07	Apr-07	Nov-06	Jul-06	Apr-06
Principal # Months	87	66	52	46	42	35	32	27	23	20

8-A-4	Run to the 10% Call
WAL**	10.66	8.10	6.42	5.69	5.27	4.85	4.29	3.52	2.85	2.38
Principal Window Begin	Nov-11	Feb-10	Dec-08	Jun-08	Feb-08	Jul-07	Apr-07	Nov-06	Jul-06	Apr-06
Principal Window End	Apr-17	Apr-14	Apr-12	Jun-11	Dec-10	Jun-10	Nov-09	Feb-09	Jun-08	Dec-07
Principal # Months	66	51	41	37	35	36	32	28	24	21

8-A-5	Run to the 10% Call
WAL**	4.97	3.69	2.88	2.52	2.32	2.13	1.90	1.58	1.31	1.11
Principal Window Begin	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04
Principal Window End	Apr-17	Apr-14	Apr-12	Jun-11	Dec-10	Jun-10	Nov-09	Feb-09	Jun-08	Dec-07
Principal # Months	152	116	92	82	76	70	63	54	46	40

*Assumes

1 Month LIBOR:

1.5200

6 Month LIBOR:

1.9400

1 Year LIBOR:

2.3500

1 Year CMT:

2.0300

**WAL’s calculated from the settlement date assuming a 30/360 basis.

BOND PROFILES (Cont.)

GROUP 8 SENIOR CERTIFICATE PROFILES TO MATURITY*:

Pricing Speed	15 CPR	20 CPR	25 CPR	28 CPR	30 CPR	32 CPR	35 CPR	40 CPR	45 CPR	50 CPR

8-A-1	Run to Maturity
WAL**	5.07	3.85	3.04	2.68	2.47	2.28	2.04	1.70	1.42	1.17
Principal Window Begin	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04
Principal Window End	Sep-28	May-24	Oct-20	Jan-19	Jan-18	Feb-17	Nov-15	Mar-14	Nov-12	Oct-11
Principal # Months	289	237	194	173	161	150	135	115	99	86

8-A-2	Run to Maturity
WAL**	5.14	3.91	3.09	2.72	2.51	2.32	2.07	1.73	1.44	1.19
Principal Window Begin	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04
Principal Window End	Sep-29	Apr-25	Jul-21	Sep-19	Sep-18	Sep-17	Jun-16	Sep-14	Apr-13	Mar-12
Principal # Months	301	248	203	181	169	157	142	121	104	91

8-A-3	Run to Maturity
WAL**	2.78	2.08	1.63	1.42	1.30	1.20	1.08	0.92	0.79	0.69
Principal Window Begin	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04
Principal Window End	Nov-11	Feb-10	Dec-08	Jun-08	Feb-08	Jul-07	Apr-07	Nov-06	Jul-06	Apr-06
Principal # Months	87	66	52	46	42	35	32	27	23	20

8-A-4	Run to Maturity
WAL**	12.21	9.39	7.49	6.63	6.14	5.68	5.05	4.15	3.39	2.72
Principal Window Begin	Nov-11	Feb-10	Dec-08	Jun-08	Feb-08	Jul-07	Apr-07	Nov-06	Jul-06	Apr-06
Principal Window End	Sep-29	Apr-25	Jul-21	Sep-19	Sep-18	Sep-17	Jun-16	Sep-14	Apr-13	Mar-12
Principal # Months	215	183	152	136	128	123	111	95	82	72

8-A-5	Run to Maturity
WAL**	5.41	4.04	3.16	2.77	2.54	2.35	2.09	1.73	1.44	1.19
Principal Window Begin	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04	Sep-04
Principal Window End	Sep-29	Mar-25	Apr-21	Jun-19	May-18	Jun-17	Mar-16	Jul-14	Mar-13	Jan-12
Principal # Months	301	247	200	178	165	154	139	119	103	89

*Assumes

1 Month LIBOR:

1.5200

6 Month LIBOR:

1.9400

1 Year LIBOR:

2.3500

1 Year CMT:

2.0300

**WAL’s calculated from the settlement date assuming a 30/360 basis.

BOND PROFILES (Cont.)

GROUP 8 SUBORDINATE CERTIFICATE PROFILES TO CALL*:

Pricing Speed	15 CPR	20 CPR	25 CPR	28 CPR	30 CPR	32 CPR	35 CPR	40 CPR	45 CPR	50 CPR

8-M-1	Run to the 10% Call
WAL**	8.41	6.36	5.10	4.63	4.38	4.17	3.95	3.75	3.68	3.32
Principal Window Begin	Sep-08	Sep-07	Sep-07	Oct-07	Oct-07	Oct-07	Nov-07	Nov-07	Dec-07	Dec-07
Principal Window End	Apr-17	Apr-14	Apr-12	Jun-11	Dec-10	Jun-10	Nov-09	Feb-09	Jun-08	Dec-07
Principal # Months	104	80	56	45	39	33	25	16	7	1

8-M-2	Run to the 10% Call
WAL**	8.40	6.34	5.08	4.58	4.32	4.10	3.84	3.55	3.39	3.30
Principal Window Begin	Sep-08	Sep-07	Sep-07	Sep-07	Sep-07	Sep-07	Oct-07	Oct-07	Oct-07	Nov-07
Principal Window End	Apr-17	Apr-14	Apr-12	Jun-11	Dec-10	Jun-10	Nov-09	Feb-09	Jun-08	Dec-07
Principal # Months	104	80	56	46	40	34	26	17	9	2

8-M-3	Run to the 10% Call
WAL**	7.75	5.83	4.67	4.21	3.96	3.76	3.52	3.26	3.16	3.16
Principal Window Begin	Sep-08	Sep-07	Sep-07	Sep-07	Sep-07	Sep-07	Sep-07	Sep-07	Sep-07	Sep-07
Principal Window End	Jun-16	Aug-13	Oct-11	Dec-10	Jun-10	Jan-10	Jun-09	Oct-08	Mar-08	Nov-07
Principal # Months	94	72	50	40	34	29	22	14	7	3

8-M-4	Run to the 10% Call
WAL**	6.04	4.52	3.65	3.36	3.23	3.15	3.08	3.07	3.07	3.07
Principal Window Begin	Sep-08	Sep-07	Sep-07	Sep-07	Sep-07	Sep-07	Sep-07	Sep-07	Sep-07	Sep-07
Principal Window End	Oct-12	Oct-10	Jun-09	Nov-08	Aug-08	Apr-08	Dec-07	Sep-07	Sep-07	Sep-07
Principal # Months	50	38	22	15	12	8	4	1	1	1

*Assumes

1 Month LIBOR:

1.5200

6 Month LIBOR:

1.9400

1 Year LIBOR:

2.3500

1 Year CMT:

2.0300

**WAL’s calculated from the settlement date assuming a 30/360 basis.

BOND PROFILES (Cont.)

GROUP 8 SUBORDINATE CERTIFICATE PROFILES TO MATURITY*:

Pricing Speed	15 CPR	20 CPR	25 CPR	28 CPR	30 CPR	32 CPR	35 CPR	40 CPR	45 CPR	50 CPR

8-M-1	Run to Maturity
WAL**	9.00	6.84	5.49	4.97	4.69	4.47	4.22	3.97	3.91	4.07
Principal Window Begin	Sep-08	Sep-07	Sep-07	Oct-07	Oct-07	Oct-07	Nov-07	Nov-07	Dec-07	Feb-08
Principal Window End	Jul-23	May-19	Jun-16	Feb-15	May-14	Sep-13	Oct-12	Jul-11	Aug-10	Oct-09
Principal # Months	179	141	106	89	80	72	60	45	33	21

8-M-2	Run to Maturity
WAL**	8.58	6.49	5.20	4.68	4.41	4.19	3.92	3.62	3.45	3.39
Principal Window Begin	Sep-08	Sep-07	Sep-07	Sep-07	Sep-07	Sep-07	Oct-07	Oct-07	Oct-07	Nov-07
Principal Window End	Sep-19	Mar-16	Nov-13	Oct-12	Mar-12	Aug-11	Dec-10	Jan-10	Apr-09	Aug-08
Principal # Months	133	103	75	62	55	48	39	28	19	10

8-M-3	Run to Maturity
WAL**	7.75	5.83	4.67	4.21	3.96	3.76	3.52	3.26	3.16	3.16
Principal Window Begin	Sep-08	Sep-07	Sep-07	Sep-07	Sep-07	Sep-07	Sep-07	Sep-07	Sep-07	Sep-07
Principal Window End	Jun-16	Aug-13	Oct-11	Dec-10	Jun-10	Jan-10	Jun-09	Oct-08	Mar-08	Nov-07
Principal # Months	94	72	50	40	34	29	22	14	7	3

8-M-4	Run to Maturity
WAL**	6.04	4.52	3.65	3.36	3.23	3.15	3.08	3.07	3.07	3.07
Principal Window Begin	Sep-08	Sep-07	Sep-07	Sep-07	Sep-07	Sep-07	Sep-07	Sep-07	Sep-07	Sep-07
Principal Window End	Oct-12	Oct-10	Jun-09	Nov-08	Aug-08	Apr-08	Dec-07	Sep-07	Sep-07	Sep-07
Principal # Months	50	38	22	15	12	8	4	1	1	1

*Assumes

1 Month LIBOR:

1.5200

6 Month LIBOR:

1.9400

1 Year LIBOR:

2.3500

1 Year CMT:

2.0300

**WAL’s calculated from the settlement date assuming a 30/360 basis.

I.

Net Funds Cap

Group 8 – Flat LIBOR*

Note: All Group 8 LIBOR Certificates are subject to an 11.00% hard cap, except for the Class 8-A-5, which is subject to a 9.375% cap.

Period	Distribution	Day	Available**	Available**	Period	Distribution	Day	Available**	Available**
	Date	Count	Funds Cap	Funds Cap		Date	Count	Funds Cap	Funds Cap
			30/360	Act/360				30/360	Act/360

1	25-Sep-04	26	5.8956	6.8026	37	25-Sep-07	31	5.0728	4.9092
2	25-Oct-04	30	5.8955	5.8955	38	25-Oct-07	30	5.0729	5.0729
3	25-Nov-04	31	5.8957	5.7055	39	25-Nov-07	31	5.0730	4.9094
4	25-Dec-04	30	5.8961	5.8961	40	25-Dec-07	30	5.0731	5.0731
5	25-Jan-05	31	5.8947	5.7045	41	25-Jan-08	31	5.0731	4.9095
6	25-Feb-05	31	5.8538	5.6650	42	25-Feb-08	31	5.0732	4.9095
7	25-Mar-05	28	5.8534	6.2715	43	25-Mar-08	29	5.0733	5.2482
8	25-Apr-05	31	5.8532	5.6644	44	25-Apr-08	31	5.0734	4.9097
9	25-May-05	30	5.8545	5.8545	45	25-May-08	30	5.0735	5.0735
10	25-Jun-05	31	5.8566	5.6677	46	25-Jun-08	31	5.0736	4.9099
11	25-Jul-05	30	5.8547	5.8547	47	25-Jul-08	30	5.0736	5.0736
12	25-Aug-05	31	5.8426	5.6541	48	25-Aug-08	31	5.0737	4.9100
13	25-Sep-05	31	5.8425	5.6540	49	25-Sep-08	31	5.0738	4.9101
14	25-Oct-05	30	5.8423	5.8423	50	25-Oct-08	30	5.0739	5.0739
15	25-Nov-05	31	5.8422	5.6537	51	25-Nov-08	31	5.0740	4.9103
16	25-Dec-05	30	5.8413	5.8413	52	25-Dec-08	30	5.0741	5.0741
17	25-Jan-06	31	5.8412	5.6528	53	25-Jan-09	31	5.0742	4.9105
18	25-Feb-06	31	5.8396	5.6512	54	25-Feb-09	31	5.0743	4.9106
19	25-Mar-06	28	5.8394	6.2565	55	25-Mar-09	28	5.0740	5.4364
20	25-Apr-06	31	5.8397	5.6513	56	25-Apr-09	31	5.0738	4.9101
21	25-May-06	30	5.8340	5.8340	57	25-May-09	30	5.0733	5.0733
22	25-Jun-06	31	5.7979	5.6109	58	25-Jun-09	31	5.0621	4.8988
23	25-Jul-06	30	5.6065	5.6065	59	25-Jul-09	30	4.9328	4.9328
24	25-Aug-06	31	5.5019	5.3244	60	25-Aug-09	31	4.7564	4.6030
25	25-Sep-06	31	5.5019	5.3244	61	25-Sep-09	31	4.7369	4.5841
26	25-Oct-06	30	5.5019	5.5019	62	25-Oct-09	30	4.7369	4.7369
27	25-Nov-06	31	5.5019	5.3244	63	25-Nov-09	31	4.7368	4.5840
28	25-Dec-06	30	5.5019	5.5019	64	25-Dec-09	30	4.7368	4.7368
29	25-Jan-07	31	5.5019	5.3244	65	25-Jan-10	31	4.7367	4.5839
30	25-Feb-07	31	5.5010	5.3235	66	25-Feb-10	31	4.7367	4.5839
31	25-Mar-07	28	5.5001	5.8930	67	25-Mar-10	28	4.7366	5.0749
32	25-Apr-07	31	5.4991	5.3217	68	25-Apr-10	31	4.7366	4.5838
33	25-May-07	30	5.4956	5.4956	69	25-May-10	30	4.7365	4.7365
34	25-Jun-07	31	5.4684	5.2920	70	25-Jun-10	31	4.7365	4.5837
35	25-Jul-07	30	5.3138	5.3138	71	25-Jul-10	30	4.7364	4.7364
36	25-Aug-07	31	5.1035	4.9389	72	25-Aug-10	31	4.7364	4.5836

* Assumes each underlying Collateral index remains constant at the below levels and all collateral pays at 30% CPR.

1 Month LIBOR:

1.5200

6 Month LIBOR:

1.9400

1 Year LIBOR:

2.3500

1 Year CMT:

2.0300

** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated

Net Funds Cap (Cont.)

Group 8A – Flat LIBOR*

Note: All Group 8A LIBOR Certificates are subject to an 11.00% hard cap.

Period	Distribution	Day	Available**	Available**	Period	Distribution	Day	Available**	Available**
	Date	Count	Funds Cap	Funds Cap		Date	Count	Funds Cap	Funds Cap
			30/360	Act/360				30/360	Act/360

1	25-Sep-04	26	6.0604	6.9928	37	25-Sep-07	31	5.1933	5.0258
2	25-Oct-04	30	6.0604	6.0604	38	25-Oct-07	30	5.1936	5.1936
3	25-Nov-04	31	6.0603	5.8648	39	25-Nov-07	31	5.1939	5.0264
4	25-Dec-04	30	6.0618	6.0618	40	25-Dec-07	30	5.1942	5.1942
5	25-Jan-05	31	6.0618	5.8663	41	25-Jan-08	31	5.1943	5.0267
6	25-Feb-05	31	6.0617	5.8662	42	25-Feb-08	31	5.1946	5.0270
7	25-Mar-05	28	6.0617	6.4947	43	25-Mar-08	29	5.1949	5.3740
8	25-Apr-05	31	6.0617	5.8662	44	25-Apr-08	31	5.1951	5.0275
9	25-May-05	30	6.0638	6.0638	45	25-May-08	30	5.1954	5.1954
10	25-Jun-05	31	6.0648	5.8692	46	25-Jun-08	31	5.1957	5.0281
11	25-Jul-05	30	6.0673	6.0673	47	25-Jul-08	30	5.1960	5.1960
12	25-Aug-05	31	6.0675	5.8718	48	25-Aug-08	31	5.1963	5.0287
13	25-Sep-05	31	6.0674	5.8717	49	25-Sep-08	31	5.1966	5.0290
14	25-Oct-05	30	6.0674	6.0674	50	25-Oct-08	30	5.1969	5.1969
15	25-Nov-05	31	6.0674	5.8717	51	25-Nov-08	31	5.1972	5.0295
16	25-Dec-05	30	6.0668	6.0668	52	25-Dec-08	30	5.1975	5.1975
17	25-Jan-06	31	6.0668	5.8711	53	25-Jan-09	31	5.1978	5.0301
18	25-Feb-06	31	6.0665	5.8708	54	25-Feb-09	31	5.1981	5.0304
19	25-Mar-06	28	6.0664	6.4997	55	25-Mar-09	28	5.1984	5.5697
20	25-Apr-06	31	6.0638	5.8682	56	25-Apr-09	31	5.1980	5.0303
21	25-May-06	30	6.0582	6.0582	57	25-May-09	30	5.1976	5.1976
22	25-Jun-06	31	6.0094	5.8155	58	25-Jun-09	31	5.1797	5.0126
23	25-Jul-06	30	5.7957	5.7957	59	25-Jul-09	30	5.0427	5.0427
24	25-Aug-06	31	5.6739	5.4909	60	25-Aug-09	31	4.8527	4.6962
25	25-Sep-06	31	5.6741	5.4911	61	25-Sep-09	31	4.8279	4.6722
26	25-Oct-06	30	5.6742	5.6742	62	25-Oct-09	30	4.8280	4.8280
27	25-Nov-06	31	5.6744	5.4914	63	25-Nov-09	31	4.8281	4.6724
28	25-Dec-06	30	5.6746	5.6746	64	25-Dec-09	30	4.8282	4.8282
29	25-Jan-07	31	5.6747	5.4916	65	25-Jan-10	31	4.8284	4.6726
30	25-Feb-07	31	5.6741	5.4911	66	25-Feb-10	31	4.8285	4.6727
31	25-Mar-07	28	5.6731	6.0783	67	25-Mar-10	28	4.8286	5.1735
32	25-Apr-07	31	5.6718	5.4888	68	25-Apr-10	31	4.8287	4.6729
33	25-May-07	30	5.6690	5.6690	69	25-May-10	30	4.8288	4.8288
34	25-Jun-07	31	5.6305	5.4489	70	25-Jun-10	31	4.8289	4.6731
35	25-Jul-07	30	5.4578	5.4578	71	25-Jul-10	30	4.8290	4.8290
36	25-Aug-07	31	5.2316	5.0628	72	25-Aug-10	31	4.8291	4.6733

* Assumes each underlying Collateral index remains constant at the below levels and all collateral pays at 30% CPR.

1 Month LIBOR:

1.5200

6 Month LIBOR:

1.9400

1 Year LIBOR:

2.3500

1 Year CMT:

2.0300

** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated

Net Funds Cap (Cont.)

Group 8B – Flat LIBOR*

Note: All Group 8B LIBOR Certificates are subject to an 11.00% hard cap.

Period	Distribution	Day	Available**	Available**	Period	Distribution	Day	Available**	Available**
	Date	Count	Funds Cap	Funds Cap		Date	Count	Funds Cap	Funds Cap
			30/360	Act/360				30/360	Act/360

1	25-Sep-04	26	6.0694	7.0032	37	25-Sep-07	31	5.2488	5.0795
2	25-Oct-04	30	6.0694	6.0694	38	25-Oct-07	30	5.2490	5.2490
3	25-Nov-04	31	6.0693	5.8735	39	25-Nov-07	31	5.2493	5.0800
4	25-Dec-04	30	6.0692	6.0692	40	25-Dec-07	30	5.2495	5.2495
5	25-Jan-05	31	6.0692	5.8734	41	25-Jan-08	31	5.2497	5.0804
6	25-Feb-05	31	6.0691	5.8733	42	25-Feb-08	31	5.2500	5.0806
7	25-Mar-05	28	6.0690	6.5025	43	25-Mar-08	29	5.2502	5.4312
8	25-Apr-05	31	6.0690	5.8732	44	25-Apr-08	31	5.2505	5.0811
9	25-May-05	30	6.0698	6.0698	45	25-May-08	30	5.2507	5.2507
10	25-Jun-05	31	6.0720	5.8761	46	25-Jun-08	31	5.2510	5.0816
11	25-Jul-05	30	6.0684	6.0684	47	25-Jul-08	30	5.2512	5.2512
12	25-Aug-05	31	6.0722	5.8763	48	25-Aug-08	31	5.2515	5.0821
13	25-Sep-05	31	6.0721	5.8762	49	25-Sep-08	31	5.2517	5.0823
14	25-Oct-05	30	6.0720	6.0720	50	25-Oct-08	30	5.2520	5.2520
15	25-Nov-05	31	6.0720	5.8761	51	25-Nov-08	31	5.2522	5.0828
16	25-Dec-05	30	6.0709	6.0709	52	25-Dec-08	30	5.2525	5.2525
17	25-Jan-06	31	6.0708	5.8750	53	25-Jan-09	31	5.2527	5.0833
18	25-Feb-06	31	6.0684	5.8726	54	25-Feb-09	31	5.2530	5.0835
19	25-Mar-06	28	6.0681	6.5015	55	25-Mar-09	28	5.2525	5.6277
20	25-Apr-06	31	6.0718	5.8759	56	25-Apr-09	31	5.2527	5.0833
21	25-May-06	30	6.0649	6.0649	57	25-May-09	30	5.2524	5.2524
22	25-Jun-06	31	6.0341	5.8395	58	25-Jun-09	31	5.2458	5.0766
23	25-Jul-06	30	5.8244	5.8244	59	25-Jul-09	30	5.0959	5.0959
24	25-Aug-06	31	5.7151	5.5307	60	25-Aug-09	31	4.8944	4.7365
25	25-Sep-06	31	5.7151	5.5307	61	25-Sep-09	31	4.8762	4.7189
26	25-Oct-06	30	5.7152	5.7152	62	25-Oct-09	30	4.8763	4.8763
27	25-Nov-06	31	5.7153	5.5309	63	25-Nov-09	31	4.8765	4.7192
28	25-Dec-06	30	5.7154	5.7154	64	25-Dec-09	30	4.8766	4.8766
29	25-Jan-07	31	5.7155	5.5311	65	25-Jan-10	31	4.8768	4.7195
30	25-Feb-07	31	5.7145	5.5302	66	25-Feb-10	31	4.8769	4.7196
31	25-Mar-07	28	5.7137	6.1218	67	25-Mar-10	28	4.8771	5.2255
32	25-Apr-07	31	5.7132	5.5289	68	25-Apr-10	31	4.8772	4.7199
33	25-May-07	30	5.7085	5.7085	69	25-May-10	30	4.8773	4.8773
34	25-Jun-07	31	5.6870	5.5035	70	25-Jun-10	31	4.8775	4.7202
35	25-Jul-07	30	5.5176	5.5176	71	25-Jul-10	30	4.8776	4.8776
36	25-Aug-07	31	5.2782	5.1079	72	25-Aug-10	31	4.8778	4.7205

* Assumes each underlying Collateral index remains constant at the below levels and all collateral pays at 30% CPR.

1 Month LIBOR:

1.5200

6 Month LIBOR:

1.9400

1 Year LIBOR:

2.3500

1 Year CMT:

2.0300

** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated

Net Funds Cap (Cont.)

Group 8C – Flat LIBOR*

Note: All Group 8C LIBOR Certificate are subject to an 9.375% cap.

Period	Distribution	Day	Available**	Available**	Period	Distribution	Day	Available**	Available**
	Date	Count	Funds Cap	Funds Cap		Date	Count	Funds Cap	Funds Cap
			30/360	Act/360				30/360	Act/360

1	25-Sep-04	26	4.2911	4.9513	37	25-Sep-07	31	3.6986	3.5793
2	25-Oct-04	30	4.2912	4.2912	38	25-Oct-07	30	3.6986	3.6986
3	25-Nov-04	31	4.2946	4.1561	39	25-Nov-07	31	3.6986	3.5793
4	25-Dec-04	30	4.2928	4.2928	40	25-Dec-07	30	3.6986	3.6986
5	25-Jan-05	31	4.2795	4.1415	41	25-Jan-08	31	3.6986	3.5793
6	25-Feb-05	31	3.8534	3.7291	42	25-Feb-08	31	3.6986	3.5793
7	25-Mar-05	28	3.8504	4.1254	43	25-Mar-08	29	3.6985	3.8260
8	25-Apr-05	31	3.8503	3.7261	44	25-Apr-08	31	3.6985	3.5792
9	25-May-05	30	3.8503	3.8503	45	25-May-08	30	3.6985	3.6985
10	25-Jun-05	31	3.8579	3.7335	46	25-Jun-08	31	3.6985	3.5792
11	25-Jul-05	30	3.8448	3.8448	47	25-Jul-08	30	3.6985	3.6985
12	25-Aug-05	31	3.7012	3.5818	48	25-Aug-08	31	3.6985	3.5792
13	25-Sep-05	31	3.7012	3.5818	49	25-Sep-08	31	3.6984	3.5791
14	25-Oct-05	30	3.7012	3.7012	50	25-Oct-08	30	3.6984	3.6984
15	25-Nov-05	31	3.7012	3.5818	51	25-Nov-08	31	3.6984	3.5791
16	25-Dec-05	30	3.7011	3.7011	52	25-Dec-08	30	3.6984	3.6984
17	25-Jan-06	31	3.7011	3.5817	53	25-Jan-09	31	3.6984	3.5791
18	25-Feb-06	31	3.6989	3.5796	54	25-Feb-09	31	3.6984	3.5791
19	25-Mar-06	28	3.6989	3.9631	55	25-Mar-09	28	3.6983	3.9625
20	25-Apr-06	31	3.6989	3.5796	56	25-Apr-09	31	3.6983	3.5790
21	25-May-06	30	3.6989	3.6989	57	25-May-09	30	3.6983	3.6983
22	25-Jun-06	31	3.6989	3.5796	58	25-Jun-09	31	3.6983	3.5790
23	25-Jul-06	30	3.6988	3.6988	59	25-Jul-09	30	3.6983	3.6983
24	25-Aug-06	31	3.6988	3.5795	60	25-Aug-09	31	3.6981	3.5788
25	25-Sep-06	31	3.6988	3.5795	61	25-Sep-09	31	3.6980	3.5787
26	25-Oct-06	30	3.6988	3.6988	62	25-Oct-09	30	3.6979	3.6979
27	25-Nov-06	31	3.6988	3.5795	63	25-Nov-09	31	3.6978	3.5785
28	25-Dec-06	30	3.6988	3.6988	64	25-Dec-09	30	3.6976	3.6976
29	25-Jan-07	31	3.6988	3.5795	65	25-Jan-10	31	3.6975	3.5782
30	25-Feb-07	31	3.6987	3.5794	66	25-Feb-10	31	3.6974	3.5781
31	25-Mar-07	28	3.6987	3.9629	67	25-Mar-10	28	3.6972	3.9613
32	25-Apr-07	31	3.6987	3.5794	68	25-Apr-10	31	3.6971	3.5778
33	25-May-07	30	3.6987	3.6987	69	25-May-10	30	3.6970	3.6970
34	25-Jun-07	31	3.6987	3.5794	70	25-Jun-10	31	3.6968	3.5775
35	25-Jul-07	30	3.6987	3.6987	71	25-Jul-10	30	3.6967	3.6967
36	25-Aug-07	31	3.6987	3.5794	72	25-Aug-10	31	3.6966	3.5774

* Assumes each underlying Collateral index remains constant at the below levels and all collateral pays at 30% CPR.

1 Month LIBOR:

1.5200

6 Month LIBOR:

1.9400

1 Year LIBOR:

2.3500

1 Year CMT:

2.0300

** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated

Net Funds Cap (Cont.)

Group 8 – Stressed LIBOR*

Note: All Group 8 LIBOR Certificates are subject to an 11.00% hard cap, except for the Class 8-A-5, which is subject to a 9.375% cap.

Period	Distribution	Day	Available**	Available**	Period	Distribution	Day	Available**	Available**
	Date	Count	Funds Cap	Funds Cap		Date	Count	Funds Cap	Funds Cap
			30/360	Act/360				30/360	Act/360

1	25-Sep-04	26	5.8956	6.8026	37	25-Sep-07	31	9.4690	9.1635
2	25-Oct-04	30	5.8955	5.8955	38	25-Oct-07	30	9.4704	9.4704
3	25-Nov-04	31	5.8958	5.7056	39	25-Nov-07	31	9.4777	9.1720
4	25-Dec-04	30	5.8994	5.8994	40	25-Dec-07	30	9.5130	9.5130
5	25-Jan-05	31	5.9244	5.7333	41	25-Jan-08	31	9.6320	9.3213
6	25-Feb-05	31	5.9826	5.7896	42	25-Feb-08	31	9.7819	9.4664
7	25-Mar-05	28	5.9830	6.4104	43	25-Mar-08	29	9.7997	10.1376
8	25-Apr-05	31	5.9830	5.7900	44	25-Apr-08	31	9.8011	9.4849
9	25-May-05	30	5.9851	5.9851	45	25-May-08	30	9.8084	9.8084
10	25-Jun-05	31	5.9981	5.8046	46	25-Jun-08	31	9.8418	9.5243
11	25-Jul-05	30	6.0857	6.0857	47	25-Jul-08	30	9.9580	9.9580
12	25-Aug-05	31	6.1615	5.9627	48	25-Aug-08	31	10.0507	9.7265
13	25-Sep-05	31	6.1620	5.9632	49	25-Sep-08	31	10.0562	9.7318
14	25-Oct-05	30	6.1620	6.1620	50	25-Oct-08	30	10.0564	10.0564
15	25-Nov-05	31	6.1625	5.9637	51	25-Nov-08	31	10.0571	9.7327
16	25-Dec-05	30	6.1682	6.1682	52	25-Dec-08	30	10.0576	10.0576
17	25-Jan-06	31	6.1935	5.9937	53	25-Jan-09	31	10.0616	9.7370
18	25-Feb-06	31	6.2547	6.0529	54	25-Feb-09	31	10.0627	9.7381
19	25-Mar-06	28	6.2561	6.7030	55	25-Mar-09	28	10.0653	10.7843
20	25-Apr-06	31	6.2710	6.0687	56	25-Apr-09	31	10.0696	9.7448
21	25-May-06	30	6.3279	6.3279	57	25-May-09	30	10.0749	10.0749
22	25-Jun-06	31	6.5215	6.3111	58	25-Jun-09	31	10.1446	9.8174
23	25-Jul-06	30	7.1277	7.1277	59	25-Jul-09	30	10.5993	10.5993
24	25-Aug-06	31	7.4678	7.2269	60	25-Aug-09	31	11.0923	10.7345
25	25-Sep-06	31	7.4686	7.2277	61	25-Sep-09	31	11.1377	10.7784
26	25-Oct-06	30	7.4736	7.4736	62	25-Oct-09	30	11.1377	11.1377
27	25-Nov-06	31	7.4924	7.2507	63	25-Nov-09	31	11.1381	10.7788
28	25-Dec-06	30	7.5564	7.5564	64	25-Dec-09	30	11.1381	11.1381
29	25-Jan-07	31	7.7539	7.5038	65	25-Jan-10	31	11.1382	10.7789
30	25-Feb-07	31	7.9039	7.6489	66	25-Feb-10	31	11.1384	10.7791
31	25-Mar-07	28	7.9084	8.4733	67	25-Mar-10	28	11.1384	11.9340
32	25-Apr-07	31	7.9170	7.6616	68	25-Apr-10	31	11.1384	10.7791
33	25-May-07	30	7.9534	7.9534	69	25-May-10	30	11.1386	11.1386
34	25-Jun-07	31	8.1277	7.8655	70	25-Jun-10	31	11.1387	10.7794
35	25-Jul-07	30	8.7579	8.7579	71	25-Jul-10	30	11.1387	11.1387
36	25-Aug-07	31	9.3963	9.0932	72	25-Aug-10	31	11.1389	10.7796

* Assumes each underlying Collateral index instantaneously rises to 20.00% and all collateral pays at 30% CPR.

** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated

Net Funds Cap (Cont.)

Group 8A – Stressed LIBOR*

Note: All Group 8A LIBOR Certificates are subject to an 11.00% hard cap.

Period	Distribution	Day	Available**	Available**	Period	Distribution	Day	Available**	Available**
	Date	Count	Funds Cap	Funds Cap		Date	Count	Funds Cap	Funds Cap
			30/360	Act/360				30/360	Act/360

1	25-Sep-04	26	6.0604	6.9928	37	25-Sep-07	31	9.3744	9.0720
2	25-Oct-04	30	6.0604	6.0604	38	25-Oct-07	30	9.3764	9.3764
3	25-Nov-04	31	6.0603	5.8648	39	25-Nov-07	31	9.3824	9.0797
4	25-Dec-04	30	6.0622	6.0622	40	25-Dec-07	30	9.4305	9.4305
5	25-Jan-05	31	6.0622	5.8666	41	25-Jan-08	31	9.5637	9.2552
6	25-Feb-05	31	6.0622	5.8666	42	25-Feb-08	31	9.7020	9.3890
7	25-Mar-05	28	6.0622	6.4952	43	25-Mar-08	29	9.7230	10.0583
8	25-Apr-05	31	6.0621	5.8665	44	25-Apr-08	31	9.7250	9.4113
9	25-May-05	30	6.0651	6.0651	45	25-May-08	30	9.7310	9.7310
10	25-Jun-05	31	6.0740	5.8781	46	25-Jun-08	31	9.7783	9.4629
11	25-Jul-05	30	6.1056	6.1056	47	25-Jul-08	30	9.9136	9.9136
12	25-Aug-05	31	6.1116	5.9145	48	25-Aug-08	31	9.9967	9.6742
13	25-Sep-05	31	6.1116	5.9145	49	25-Sep-08	31	10.0020	9.6794
14	25-Oct-05	30	6.1116	6.1116	50	25-Oct-08	30	10.0021	10.0021
15	25-Nov-05	31	6.1116	5.9145	51	25-Nov-08	31	10.0030	9.6803
16	25-Dec-05	30	6.1151	6.1151	52	25-Dec-08	30	10.0031	10.0031
17	25-Jan-06	31	6.1151	5.9178	53	25-Jan-09	31	10.0090	9.6861
18	25-Feb-06	31	6.1162	5.9189	54	25-Feb-09	31	10.0091	9.6862
19	25-Mar-06	28	6.1162	6.5531	55	25-Mar-09	28	10.0092	10.7241
20	25-Apr-06	31	6.1332	5.9354	56	25-Apr-09	31	10.0185	9.6953
21	25-May-06	30	6.2059	6.2059	57	25-May-09	30	10.0269	10.0269
22	25-Jun-06	31	6.4380	6.2303	58	25-Jun-09	31	10.1316	9.8048
23	25-Jul-06	30	7.0394	7.0394	59	25-Jul-09	30	10.6092	10.6092
24	25-Aug-06	31	7.3471	7.1101	60	25-Aug-09	31	11.1313	10.7722
25	25-Sep-06	31	7.3471	7.1101	61	25-Sep-09	31	11.1884	10.8275
26	25-Oct-06	30	7.3528	7.3528	62	25-Oct-09	30	11.1885	11.1885
27	25-Nov-06	31	7.3760	7.1381	63	25-Nov-09	31	11.1894	10.8285
28	25-Dec-06	30	7.4526	7.4526	64	25-Dec-09	30	11.1894	11.1894
29	25-Jan-07	31	7.6424	7.3959	65	25-Jan-10	31	11.1894	10.8285
30	25-Feb-07	31	7.7464	7.4965	66	25-Feb-10	31	11.1895	10.8285
31	25-Mar-07	28	7.7514	8.3051	67	25-Mar-10	28	11.1895	11.9888
32	25-Apr-07	31	7.7628	7.5124	68	25-Apr-10	31	11.1896	10.8286
33	25-May-07	30	7.8006	7.8006	69	25-May-10	30	11.1901	11.1901
34	25-Jun-07	31	8.0238	7.7650	70	25-Jun-10	31	11.1902	10.8292
35	25-Jul-07	30	8.6510	8.6510	71	25-Jul-10	30	11.1902	11.1902
36	25-Aug-07	31	9.2866	8.9870	72	25-Aug-10	31	11.1903	10.8293

* Assumes each underlying Collateral index instantaneously rises to 20.00% and all collateral pays at 30% CPR.

** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated

Net Funds Cap (Cont.)

Group 8B – Stressed LIBOR*

Note: All Group 8B LIBOR Certificates are subject to an 11.00% hard cap.

Period	Distribution	Day	Available**	Available**	Period	Distribution	Day	Available**	Available**
	Date	Count	Funds Cap	Funds Cap		Date	Count	Funds Cap	Funds Cap
			30/360	Act/360				30/360	Act/360

1	25-Sep-04	26	6.0694	7.0032	37	25-Sep-07	31	9.4185	9.1147
2	25-Oct-04	30	6.0694	6.0694	38	25-Oct-07	30	9.4194	9.4194
3	25-Nov-04	31	6.0693	5.8735	39	25-Nov-07	31	9.4286	9.1245
4	25-Dec-04	30	6.0692	6.0692	40	25-Dec-07	30	9.4570	9.4570
5	25-Jan-05	31	6.0692	5.8734	41	25-Jan-08	31	9.5814	9.2723
6	25-Feb-05	31	6.0691	5.8733	42	25-Feb-08	31	9.7359	9.4218
7	25-Mar-05	28	6.0690	6.5025	43	25-Mar-08	29	9.7539	10.0902
8	25-Apr-05	31	6.0690	5.8732	44	25-Apr-08	31	9.7548	9.4401
9	25-May-05	30	6.0698	6.0698	45	25-May-08	30	9.7640	9.7640
10	25-Jun-05	31	6.0750	5.8790	46	25-Jun-08	31	9.7900	9.4742
11	25-Jul-05	30	6.1543	6.1543	47	25-Jul-08	30	9.9102	9.9102
12	25-Aug-05	31	6.1852	5.9857	48	25-Aug-08	31	10.0288	9.7053
13	25-Sep-05	31	6.1852	5.9857	49	25-Sep-08	31	10.0357	9.7120
14	25-Oct-05	30	6.1852	6.1852	50	25-Oct-08	30	10.0358	10.0358
15	25-Nov-05	31	6.1852	5.9857	51	25-Nov-08	31	10.0365	9.7127
16	25-Dec-05	30	6.1880	6.1880	52	25-Dec-08	30	10.0373	10.0373
17	25-Jan-06	31	6.1880	5.9884	53	25-Jan-09	31	10.0403	9.7164
18	25-Feb-06	31	6.1926	5.9928	54	25-Feb-09	31	10.0421	9.7182
19	25-Mar-06	28	6.1945	6.6370	55	25-Mar-09	28	10.0479	10.7656
20	25-Apr-06	31	6.2104	6.0101	56	25-Apr-09	31	10.0481	9.7240
21	25-May-06	30	6.2624	6.2624	57	25-May-09	30	10.0514	10.0514
22	25-Jun-06	31	6.4438	6.2359	58	25-Jun-09	31	10.1007	9.7749
23	25-Jul-06	30	7.1006	7.1006	59	25-Jul-09	30	10.6316	10.6316
24	25-Aug-06	31	7.4138	7.1746	60	25-Aug-09	31	11.2025	10.8411
25	25-Sep-06	31	7.4145	7.1753	61	25-Sep-09	31	11.2461	10.8833
26	25-Oct-06	30	7.4198	7.4198	62	25-Oct-09	30	11.2462	11.2462
27	25-Nov-06	31	7.4368	7.1969	63	25-Nov-09	31	11.2462	10.8834
28	25-Dec-06	30	7.4957	7.4957	64	25-Dec-09	30	11.2463	11.2463
29	25-Jan-07	31	7.6868	7.4388	65	25-Jan-10	31	11.2463	10.8835
30	25-Feb-07	31	7.7845	7.5334	66	25-Feb-10	31	11.2464	10.8836
31	25-Mar-07	28	7.7879	8.3442	67	25-Mar-10	28	11.2464	12.0497
32	25-Apr-07	31	7.7956	7.5441	68	25-Apr-10	31	11.2465	10.8837
33	25-May-07	30	7.8372	7.8372	69	25-May-10	30	11.2466	11.2466
34	25-Jun-07	31	7.9849	7.7273	70	25-Jun-10	31	11.2466	10.8838
35	25-Jul-07	30	8.6729	8.6729	71	25-Jul-10	30	11.2467	11.2467
36	25-Aug-07	31	9.3465	9.0450	72	25-Aug-10	31	11.2467	10.8839

* Assumes each underlying Collateral index instantaneously rises to 20.00% and all collateral pays at 30% CPR.

** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated

Net Funds Cap (Cont.)

8C – Stressed LIBOR*

Note: All Group 8C LIBOR Certificates are subject to a 9.375% hard cap.

Period	Distribution	Day	Available**	Available**	Period	Distribution	Day	Available**	Available**
	Date	Count	Funds Cap	Funds Cap		Date	Count	Funds Cap	Funds Cap
			30/360	Act/360				30/360	Act/360

1	25-Sep-04	26	4.2911	4.9513	37	25-Sep-07	31	10.1451	9.8178
2	25-Oct-04	30	4.2912	4.2912	38	25-Oct-07	30	10.1451	10.1451
3	25-Nov-04	31	4.2962	4.1576	39	25-Nov-07	31	10.1499	9.8225
4	25-Dec-04	30	4.3252	4.3252	40	25-Dec-07	30	10.1565	10.1565
5	25-Jan-05	31	4.5887	4.4407	41	25-Jan-08	31	10.1844	9.8559
6	25-Feb-05	31	5.1976	5.0299	42	25-Feb-08	31	10.3664	10.0320
7	25-Mar-05	28	5.2031	5.5748	43	25-Mar-08	29	10.3692	10.7268
8	25-Apr-05	31	5.2031	5.0353	44	25-Apr-08	31	10.3692	10.0347
9	25-May-05	30	5.2081	5.2081	45	25-May-08	30	10.3734	10.3734
10	25-Jun-05	31	5.2770	5.1068	46	25-Jun-08	31	10.3757	10.0410
11	25-Jul-05	30	5.6689	5.6689	47	25-Jul-08	30	10.3845	10.3845
12	25-Aug-05	31	6.2863	6.0835	48	25-Aug-08	31	10.4026	10.0670
13	25-Sep-05	31	6.2918	6.0888	49	25-Sep-08	31	10.4026	10.0670
14	25-Oct-05	30	6.2918	6.2918	50	25-Oct-08	30	10.4026	10.4026
15	25-Nov-05	31	6.2968	6.0937	51	25-Nov-08	31	10.4026	10.0670
16	25-Dec-05	30	6.3256	6.3256	52	25-Dec-08	30	10.4028	10.4028
17	25-Jan-06	31	6.5890	6.3765	53	25-Jan-09	31	10.4028	10.0672
18	25-Feb-06	31	7.1982	6.9660	54	25-Feb-09	31	10.4051	10.0695
19	25-Mar-06	28	7.2037	7.7183	55	25-Mar-09	28	10.4051	11.1483
20	25-Apr-06	31	7.2037	6.9713	56	25-Apr-09	31	10.4051	10.0695
21	25-May-06	30	7.2086	7.2086	57	25-May-09	30	10.4051	10.4051
22	25-Jun-06	31	7.2773	7.0425	58	25-Jun-09	31	10.4051	10.0695
23	25-Jul-06	30	7.6691	7.6691	59	25-Jul-09	30	10.4052	10.4052
24	25-Aug-06	31	8.2868	8.0195	60	25-Aug-09	31	10.4074	10.0717
25	25-Sep-06	31	8.2923	8.0248	61	25-Sep-09	31	10.4075	10.0718
26	25-Oct-06	30	8.2923	8.2923	62	25-Oct-09	30	10.4075	10.4075
27	25-Nov-06	31	8.2972	8.0295	63	25-Nov-09	31	10.4075	10.0718
28	25-Dec-06	30	8.3259	8.3259	64	25-Dec-09	30	10.4075	10.4075
29	25-Jan-07	31	8.5891	8.3120	65	25-Jan-10	31	10.4076	10.0719
30	25-Feb-07	31	9.1977	8.9010	66	25-Feb-10	31	10.4098	10.0740
31	25-Mar-07	28	9.2032	9.8606	67	25-Mar-10	28	10.4098	11.1534
32	25-Apr-07	31	9.2032	8.9063	68	25-Apr-10	31	10.4099	10.0741
33	25-May-07	30	9.2080	9.2080	69	25-May-10	30	10.4099	10.4099
34	25-Jun-07	31	9.2766	8.9774	70	25-Jun-10	31	10.4099	10.0741
35	25-Jul-07	30	9.6521	9.6521	71	25-Jul-10	30	10.4099	10.4099
36	25-Aug-07	31	10.1397	9.8126	72	25-Aug-10	31	10.4122	10.0763

* Assumes each underlying Collateral index instantaneously rises to 20.00% and all collateral pays at 30% CPR.

** Adjusted to an Actual/360 basis assuming payments are made on the dates indicated

 VII. CONTACTS

ARMs TRADING DESK
Contact	Phone	Fax	E-mail
Mark Tecotzky Managing Director - ARM Trading	212-538-3831	212-743-5384	mark.tecotzky@csfb.com
Andrew Belcher Associate - ARM Trading	212-538- 3831	212-743-5384	andrew.belcher@csfb.com
Patrick Gallagher Associate - ARM Structuring	212-538- 3831	212-743-5384	patrick.gallagher@csfb.com
James Buccola Analyst	212-538-3831	212-743-4863	james.buccola@csfb.com

STRUCTURED FINANCE
Contact	Phone	Fax	E-mail
John P. Graham Director	212-325-6201	212-743-4683	john.p.graham@csfb.com
Bruce Kaiserman Director	212-538-1662	617-326-7636	bruce.kaiserman@csfb.com
Peter J. Sack Vice President	212-325-7862	212-743-5261	peter.sack@csfb.com
Josef Bittman Associate	212-538-6611	212-743-4506	josef.bittman@csfb.com

COLLATERAL
Contact	Phone	Fax	E-mail
Bryan Gallagher Vice President	212-325-0317	212-743-4877	bryan.Gallagher@csfb.com
Michael De Palma Collateral Analyst	212-538-5423	212-743-4876	michael.depalma@csfb.com

VIII.   COLLATERAL SUMMARY

NOTE:  Information contained herein reflects the August 1, 2004 cut-off date scheduled balances and may include a portion of the prefunding.

Loan Group 1 Collateral Details
Gross WAC	[5.157]%	Total Loan Balance	$[106,154,651.34]
Net WAC	[4.842]%	Average Loan Balance	$[368,592.54]
WA Gross Margin	[2.319]%	Maximum Loan Balance	$[1,000,000.00]
WA Net Margin	[2.004]%	California Concentration	[59.25]%
Index: 6 Month LIBOR	[77.63]%	Northern CA Concentration	[30.91]%
1 Year LIBOR	[19.90]%	Southern CA Concentration	[28.34]%
1 Year CMT	[2.47]%	WA Original LTV	[76.61]%
		WA Credit Score	[713]
WA Months to Reset	[34]	Full/Alt Doc*	[21.72]%
Interest Only Loans	[87.98]%	Reduced Doc*	[61.73]%
WAM	[359]	Prepayment Penalties	[17.70]%

Loan Group 2 Collateral Details
Gross WAC	[5.083]%	Total Loan Balance	$[205,511,977.30]
Net WAC	[4.677]%	Average Loan Balance	$[543,682.48]
WA Gross Margin	[2.307]%	Maximum Loan Balance	$[2,000,000.00]
WA Net Margin	[1.900]%	California Concentration	[56.28]%
Index: 6 Month LIBOR	[25.46]%	Northern CA Concentration	[23.00]%
1 Year LIBOR	[73.49]%	Southern CA Concentration	[33.28]%
1 Year CMT	[1.05]%	WA Original LTV	[72.36]%
		WA Credit Score	[727]
WA Months to Reset	[58]	Full/Alt Doc*	[44.33]%
Interest Only Loans	[79.42]%	Reduced Doc*	[33.86]%
WAM	[358]	Prepayment Penalties	[8.88]%

Loan Group 3 Collateral Details
Gross WAC	[3.545]%	Total Loan Balance	$[62,941,211.33]
Net WAC	[3.170]%	Average Loan Balance	$[251,764.85]
WA Gross Margin	[1.956]%	Maximum Loan Balance	$[1,240,000.00]
WA Net Margin	[1.581]%	California Concentration	[14.49]%
Index: 6 Month LIBOR	[100.00]%	Northern CA Concentration	[10.78]%
1 Year LIBOR	[0.00]%	Southern CA Concentration	[3.70]%
1 Year CMT	[0.00]%	WA Original LTV	[69.52]%
		WA Credit Score	[732]
WA Months to Reset	[5]	Full/Alt Doc*	[76.42]%
Interest Only Loans	[95.24]%	Reduced Doc*	[23.58]%
WAM	[359]	Prepayment Penalties	[11.52]%

COLLATERAL SUMMARY (continued)

                      NOTE:  Information contained herein reflects the August 1, 2004 cut-off date scheduled balances and may include a portion of the prefunding.

Loan Group 4 Collateral Details
Gross WAC	[5.195]%	Total Loan Balance	$[50,680,120.15]
Net WAC	[4.806]%	Average Loan Balance	$[263,958.96]
WA Gross Margin	[2.412]%	Maximum Loan Balance	$[892,875.22]
WA Net Margin	[2.023]%	California Concentration	[38.06]%
Index: 6 Month LIBOR	[45.85]%	Northern CA Concentration	[15.67]%
1 Year LIBOR	[37.42]%	Southern CA Concentration	[21.25]%
1 Year CMT	[16.73]%	WA Original LTV	[69.78]%
		WA Credit Score	[735]
WA Months to Reset	[81]	Full/Alt Doc*	[62.64]%
Interest Only Loans	[36.23]%	Reduced Doc*	[32.86]%
WAM	[357]	Prepayment Penalties	[10.07]%

Loan Group 5 Collateral Details
Gross WAC	[4.692]%	Total Loan Balance	$[95,169,887.97]
Net WAC	[4.312]%	Average Loan Balance	$[199,517.58]
WA Gross Margin	[2.347]%	Maximum Loan Balance	$[445,972.31]
WA Net Margin	[1.967]%	California Concentration	[28.13]%
Index: 6 Month LIBOR	[84.44]%	Northern CA Concentration	[8.53]%
1 Year LIBOR	[15.23]%	Southern CA Concentration	[19.40]%
1 Year CMT	[0.32]%	WA Original LTV	[74.44]%
		WA Credit Score	[711]
WA Months to Reset	[31]	Full/Alt Doc*	[47.09]%
Interest Only Loans	[59.76]%	Reduced Doc*	[37.07]%
WAM	[358]	Prepayment Penalties	[30.07]%

Loan Group 6 Collateral Details
Gross WAC	[5.201]%	Total Loan Balance	$[197,339,398.47]
Net WAC	[4.806]%	Average Loan Balance	$[202,192.01]
WA Gross Margin	[2.424]%	Maximum Loan Balance	$[538,300.51]
WA Net Margin	[2.029]%	California Concentration	[29.59]%
Index: 6 Month LIBOR	[53.67]%	Northern CA Concentration	[8.99]%
1 Year LIBOR	[39.94]%	Southern CA Concentration	[20.28]%
1 Year CMT	[6.38]%	WA Original LTV	[73.92]%
		WA Credit Score	[721]
WA Months to Reset	[58]	Full/Alt Doc*	[49.41]%
Interest Only Loans	[52.31]%	Reduced Doc*	[34.82]%
WAM	[358]	Prepayment Penalties	[20.46]%

COLLATERAL SUMMARY (continued)

  NOTE:  Information contained herein reflects the August 1, 2004 cut-off date scheduled balances and may include a portion of the prefunding.

Loan Group 7 Collateral Details
Gross WAC	[4.537]%	Total Loan Balance	$[75,269,748.52]
Net WAC	[4.116]%	Average Loan Balance	$[561,714.54]
WA Gross Margin	[2.250]%	Maximum Loan Balance	$[2,000,000.00]
WA Net Margin	[1.829]%	California Concentration	[65.41]%
Index: 6 Month LIBOR	[0.45]%	Northern CA Concentration	[34.83]%
1 Year LIBOR	[99.55]%	Southern CA Concentration	[30.59]%
1 Year CMT	[0.00]%	WA Original LTV	[69.88]%
		WA Credit Score	[737]
WA Months to Reset	[58]	Full/Alt Doc*	[54.44]%
Interest Only Loans	[77.83]%	Reduced Doc*	[25.97]%
WAM	[358]	Prepayment Penalties	[0.00]%

Loan Group 1,2,3,4,5,6 and 7 Collateral Details
Gross WAC	[4.909]%	Total Loan Balance	$[793,066,995.08]
Net WAC	[4.523]%	Average Loan Balance	$[294,273.47]
WA Gross Margin	[2.316]%	Maximum Loan Balance	$[2,000,000.00]
WA Net Margin	[1.930]%	California Concentration	[43.04]%
Index: 6 Month LIBOR	[51.39]%	Northern CA Concentration	[18.52]%
1 Year LIBOR	[45.31]%	Southern CA Concentration	[24.34]%
1 Year CMT	[3.30]%	WA Original LTV	[72.94]%
		WA Credit Score	[724]
WA Months to Reset	[49]	Full/Alt Doc*	[47.57]%
Interest Only Loans	[69.81]%	Reduced Doc*	[36.59]%
WAM	[358]	Prepayment Penalties	[14.93]%

COLLATERAL SUMMARY (continued)

  NOTE:  Information contained herein reflects the August 1, 2004 cut-off date scheduled balances and may include a portion of the prefunding.

Loan Group 8A Collateral Details
Gross WAC	[6.327]%	Total Loan Balance	$[262,317,868.16]
Net WAC	[6.060]%	Average Loan Balance	$[186,437.72]
WA Gross Margin	[3.147]%	Maximum Loan Balance	$[612,000.00]
WA Net Margin	[2.880]%	California Concentration	[27.44]%
Index: 6 Month LIBOR	[96.99]%	Northern CA Concentration	[9.37]%
1 Year LIBOR	[2.72]%	Southern CA Concentration	[17.95]%
1 Year CMT	[0.29]%	WA Original LTV	[79.89]%
		WA Credit Score**	[700]
WA Months to Reset	[34]	Full/Alt Doc*	[14.49]%
Interest Only Loans	[40.45]%	Reduced Doc*	[60.30]%
WAM	[358]	Prepayment Penalties	[49.49]%

Loan Group 8B Collateral Details
Gross WAC	[6.341]%	Total Loan Balance	$[260,335,415.06]
Net WAC	[6.069]%	Average Loan Balance	$[329,121.89]
WA Gross Margin	[3.184]%	Maximum Loan Balance	$[2,495,467.69]
WA Net Margin	[2.912]%	California Concentration	[43.91]%
Index: 6 Month LIBOR	[93.13]%	Northern CA Concentration	[14.11]%
1 Year LIBOR	[6.58]%	Southern CA Concentration	[29.80]%
1 Year CMT	[0.29]%	WA Original LTV	[78.59]%
		WA Credit Score**	[701]
WA Months to Reset	[34]	Full/Alt Doc*	[14.20]%
Interest Only Loans	[40.63]%	Reduced Doc*	[63.07]%
WAM	[358]	Prepayment Penalties	[45.64]%

Loan Group 8C Collateral Details
Gross WAC	[4.632]%	Total Loan Balance	$[55,160,315.85]
Net WAC	[4.285]%	Average Loan Balance	$[267,768.52]
WA Gross Margin	[2.071]%	Maximum Loan Balance	$[999,999.99]
WA Net Margin	[1.723]%	California Concentration	[39.26]%
Index: 6 Month LIBOR	[91.16]%	Northern CA Concentration	[15.56]%
1 Year LIBOR	[8.84]%	Southern CA Concentration	[23.70]%
1 Year CMT	[0.00]%	WA Original LTV	[77.06]%
		WA Credit Score	[718]
WA Months to Reset	[5]	Full/Alt Doc*	[23.39]%
Interest Only Loans	[93.85]%	Reduced Doc*	[71.15]%
WAM	[358]	Prepayment Penalties	[31.17]%

COLLATERAL SUMMARY (continued)

  NOTE:  Information contained herein reflects the August 1, 2004 cut-off date scheduled balances and may include a portion of the prefunding.

Loan Group 8A, 8B and 8C Collateral Details
Gross WAC	[6.172]%	Total Loan Balance	$[577,813,599.06]
Net WAC	[5.895]%	Average Loan Balance	$[240,355.07]
WA Gross Margin	[3.061]%	Maximum Loan Balance	$[2,495,467.69]
WA Net Margin	[2.784]%	California Concentration	[35.99]%
Index: 6 Month LIBOR	[94.69]%	Northern CA Concentration	[12.10]%
1 Year LIBOR	[5.04]%	Southern CA Concentration	[23.84]%
1 Year CMT	[0.26]%	WA Original LTV	[79.04]%
		WA Credit Score**	[702]
WA Months to Reset	[31]	Full/Alt Doc*	[15.21]%
Interest Only Loans	[45.63]%	Reduced Doc*	[62.58]%
WAM	[358]	Prepayment Penalties	[46.00]%

*The mortgage loans have been originated under “full” or “alternative,” “reduced documentation,” “stated income/stated assets” or “no income/no asset” programs. The “alternative,” “reduced,” “stated income/stated asset” and “no income/no asset” programs generally require either alternative or less documentation and verification than do full documentation programs which generally require standard Fannie Mae/Freddie Mac approved forms for verification of income/employment, assets and certain payment histories. Generally, an “alternative” documentation program requires information regarding the mortgagor’s income (i.e., W-2 forms, tax returns and/or pay stubs) and assets (i.e., bank statements) as does a “full doc” loan, however, alternative forms of standard verifications are used. Generally, under both “full” and “alternative” documentation programs at least one year of income documentation is provided. Generally, under a “reduced documentation” program, either no verification of a mortgagor’s stated income is undertaken by the originator or no verification of a mortgagor’s assets is undertaken by the originator. Under a “stated income/stated assets” program, no verification of either a mortgagor’s income or a mortgagor’s assets is undertaken by the originator although both income and assets are stated on the loan application and a “reasonableness test” is applied. Generally, under a “no income/no asset” program, the mortgagor is not required to state his or her income or assets and therefore, no verification of such mortgagor’s income or assets is undertaken by the originator. The underwriting for such mortgage loans may be based primarily or entirely on the estimated value of the mortgaged property and the LTV ratio at origination as well as on the payment history and credit score.

**Where Available